ARCHER BALANCED FUND



PROSPECTUS
March 31, 2006



9000 Keystone Crossing, Suite 630
Indianapolis, IN 46240

(800) 238-7701
www.thearcherfunds.com


      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            Page

RISK/RETURN SUMMARY............................................................2
FEES AND EXPENSES OF INVESTING IN THE FUND.....................................5
HOW TO BUY SHARES..............................................................6
HOW TO REDEEM SHARES...........................................................8
DETERMINATION OF NET ASSET VALUE..............................................10
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................11
MANAGEMENT OF THE FUND........................................................12
FINANCIAL HIGHLIGHTS..........................................................13
PRIVACY POLICY................................................................14
FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The Archer Balanced Fund (the "Fund") seeks total return. Total return is composed of both income and capital appreciation.

Principal Strategies

      The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. The advisor uses a top-down approach to evaluate industries and sectors of the economy that are depressed or have fallen out of favor with investors and then seeks quality companies in those industries or sectors that have value in the advisor's opinion. Within each, the advisor seeks to find companies with solid financial strength and strong management that are selling below their intrinsic value.


      Under normal circumstances, the Fund will invest up to 70% of its assets in equity securities. The equity component of the Fund's portfolio will primarily consist of securities of large capitalization companies (i.e., companies with market capitalizations over $10 billion), but the Fund may also invest in small- and mid-capitalization companies if the advisor believes that such investments provide opportunities for greater returns. Equity securities in which the Fund may invest include primarily common stocks, as well as securities convertible into common stocks and preferred stock. The Fund may also invest in real estate investment trusts (REITs).

      Under normal circumstances, the Fund will invest at least 30% of its assets in fixed income securities. The fixed income securities in the Fund's portfolio will primarily have maturities of 5 years or less; however, from time to time, the Fund may invest in fixed income securities with maturities of up to 30 years. Fixed income securities in which the Fund may invest include securities issued by the U.S. government and its agencies and instrumentalities, corporate bonds, foreign government bonds, municipal bonds, and zero-coupon bonds. The Fund typically invests in fixed income securities rated investment grade at the time of purchase (at least BBB/Baa or higher) as determined by one of the following rating organizations: Standard and Poor's Ratings Group ("S&P"), Fitch Ratings ("Fitch") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the advisor to be of comparable quality. From time to time, depending on general market conditions and the prospects presented by the individual security, the Fund may invest in non-investment grade fixed income securities, commonly known as junk bonds. The Fund will not invest more than 5% of its assets in junk bonds (determined at the time of purchase). The Fund may also invest in reverse convertible notes, which are short-term notes (i.e., with maturities of 1 year or less) that are linked to individual equity securities. These notes make regular interest payments but also have a put option attached, which option is exercisable only if the price of the related equity security drops below a stated price.


      The Fund may invest in equity or fixed income securities of foreign companies operating in developed countries. Equity securities will be limited to sponsored or unsponsored American Depository Receipts (ADRs) traded on U.S. stock exchanges. ADRs typically are issued by a U.S. bank or trust company and represent ownership of underlying securities issued by a foreign company. The Fund also may pursue its investment objective directly or indirectly by investing in exchange-traded funds (ETFs), so long as such investment otherwise conforms to the Fund's investments policies. In evaluating ETFs, the advisor considers the fund's investment strategy, the experience of its portfolio managers, its performance history, volatility, comparative return and risk data, asset size, and expense ratio.

      For cash management purposes, the Fund may also invest in short-term, high quality money market instruments such as short-term obligations of the U.S. government, its agencies or instrumentalities, bank obligations, commercial paper or money market mutual funds. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

      The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities mainly for the long-term. As a result, the advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that change will benefit the Fund, portfolio turnover will not be a limiting factor. The Fund's turnover rate for its first year of operations is expected to be less than 100%.

      The Fund may sell holdings that the advisor believes have reduced potential for capital appreciation and/or income, have underperformed the market or their relevant economic sectors, have exceeded their fair market values, have experienced a change in fundamentals or are subject to other factors that may contribute to relative underperformance.

Principal Risks of Investing in the Fund

o Management Risk. The advisor's investment strategy may fail to produce the intended results.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Value Risk. The Fund invests in undervalued securities. The market may not agree with the advisor's determination that a security is undervalued, and the security's price may not increase to what the advisor believes is its full value. It may even decrease in value.

o Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund's investments will under-perform either the securities markets generally or particular segments of the securities markets.

o     Fixed Income Risks.

            Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

            Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

            Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates decline, the value of the Fund's investments may go down. Securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. In addition, the issuers of certain types of securities may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities. Slower than expected principal payments may also extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

            Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

o High Yield Securities Risk. To the extent the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate and credit risks than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.


o Reverse Convertible Notes. In addition to risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall significantly, causing the value of the note to drop. In addition, these securities typically do not have the same price appreciation potential as the linked securities because, at maturity, the value of the note may not appreciate above the initial principal amount. If a reverse convertible note is sold prior to maturity, the redemption price may be less than the original investment amount.

o Zero Coupon Bonds. The Fund is required to distribute income accrued with respect to zero coupon bonds to shareholders even where no income is actually received on the bond. From time to time, the Fund may have to liquidate other portfolio securities to satisfy its distribution obligations on such zero coupon bonds.


o Foreign Risks. To the extent that the Fund invests in foreign securities, it will be subject to additional risks that can increase the potential for losses in the Fund. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

o ETF Risk. When the Fund invests in another investment company such as an exchange-traded fund (ETF), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

o Real Estate Risk. To the extent the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from securities registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

o     Government Securities Risks.

            Agency Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued or guaranteed by the U.S. Government.

            No Guarantee. The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for you?

      The Fund may be suitable for:

      o     Long-term investors seeking total return

      o     Investors willing to accept price fluctuations in their investments

General

      The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

      The Fund recently commenced operations and, as a result, has no prior performance history.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

         The tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)                                              NONE
   Imposed on Purchases
Maximum Deferred Sales Charge (Load)                                     NONE
Redemption Fee(1),(2)                                                    0.50%
Exchange Fee                                                             NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                                           0.75%
Distribution and/or Service (12b-1) Fees(3)                              0.00%
Other Expenses(4)                                                        0.64%
Total Annual Fund Operating Expenses                                     1.39%
Fee Waiver(5)                                                            (0.19%)
Net Expenses                                                             1.20%

(1) The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a 0.50% redemption fee on shares redeemed within 30 calendar days after they are purchased.

(2) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.


(3) The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through August 31, 2007.


(4)   Based on estimated amounts for the initial fiscal year.

(5) The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, any 12b-1, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Fund's average daily net assets through August 31, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

Example:

      Based on the costs above, this example helps you compare the expenses of the Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year           3 years
                     ------           -------
                      $122              $421

                                HOW TO BUY SHARES

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

      The minimum initial investment in the Fund is $2,000 ($250 for systematic investment plan participants) and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

      o a completed and signed investment application form (which accompanies this Prospectus); and

      o     a check (subject to the minimum amounts) made payable to the Fund.

Mail the completed application and check to:

U.S. Mail: Archer Balanced Fund                 Overnight: Archer Balanced Fund
           c/o Unified Fund Services, Inc.                 c/o Unified Fund Services, Inc.
           P.O. Box 6110                                   431 North Pennsylvania Street
           Indianapolis, Indiana 46206                     Indianapolis, Indiana 46204

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services, at (800) 238-7701 to obtain instructions on how to set up your account and to obtain an account number.

      You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      - your name
      - the name of your account(s)
      - your account number(s)
      - a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading "Initial Purchase - By Mail" in this prospectus. To send a bank wire, follow the instructions outlined under the heading "Initial Purchase - By Wire" in this prospectus.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Distribution Plan

      The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under this plan, the Fund may pay a fee of up to 0.25% of its average daily net assets to the advisor or certain broker-dealers, investment advisors, banks or other financial institutions to help defray the cost of servicing Fund shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. The Plan will not be activated prior to August 31, 2007.

Other Purchase Information

      The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

      The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Archer Balanced Fund               Overnight:  Archer Balanced Fund
           c/o Unified Fund Services, Inc.                c/o Unified Fund Services, Inc.
           P.O. Box 6110                                  431 North Pennsylvania Street
           Indianapolis, Indiana 46206                    Indianapolis, Indiana 46204

      Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (800) 238-7701 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 238-7701. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 238-7701. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

      Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 0.50% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a "first-in, first-out" method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

      If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket ("Financial Intermediary"), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. "Omnibus accounts" that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund's adviser, due to changes in an investor's circumstances, such as death. No exceptions will be granted to persons believed to be "market-timers."

      While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund Shares.

                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

      The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than investments in other types of securities. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders or that the Fund will realize fair valuation upon the sale of a security.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and any net realized capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends at least annually.

      Taxes. Investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

      The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

      Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

      You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

      The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

Type of Transaction                           Tax Status

Qualified dividend income                     Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions     Ordinary income rate

Net long-term capital gain distributions      Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                 Gains taxed at generally maximum 15%
more than one year                            on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                 Gains are taxed at the same rate as ordinary income;
for one year or less                          losses are subject to special rules

                                              *For gains realized between May 6,
                                              2003 and December 31, 2008.

      Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

      If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

      If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUND

Investment Advisor


      Archer Investment Corporation, 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240, serves as the advisor to the Fund. The advisor has overall supervisory management responsibility for the general management and investment of the Fund's portfolio. The advisor sets the Fund's overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund's portfolio and votes any proxies solicited by portfolio companies. The advisor was established in August 2005 to manage the Fund. Troy C. Patton, the Fund's portfolio manager, is the controlling shareholder of the advisor. The Fund is the first mutual fund managed by the advisor.

      The Fund is authorized to pay the advisor a fee equal to 0.75% of the Fund's average daily net assets. The advisor contractually has agreed to waive its fee and reimburse the Fund's expenses so that total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Fund's average daily net assets through August 31, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

      The advisor, not the Fund, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be show for such securities.

      A discussion of the factors that the Board of Trustees considered in approving the Fund's management agreement will be included in the Fund's annual or semi-annual report, as applicable.

      The Portfolio Manager. Troy C. Patton serves as the Fund's portfolio manager. He is solely responsible for the day-to-day management of the Fund. Mr. Patton is the Managing Director and founder of the advisor. Mr. Patton was the founder and president of Frontier Financial Holdings, Inc., an integrated financial services company offering investment services and managed portfolios, lending services, business consulting services, and traditional CPA services through Frontier CPA Group, LLP. Frontier, which Mr. Patton founded in 1996, grew to 10 offices and approximately 80 employees in Indiana and the contiguous states over a period of 8 years, before it was acquired by Fiducial Investment Advisors and Fiducial Lending Corporation in 2004. Mr. Patton served as the Director of Financial Services of Fiducial Investment Advisors and Fiducial Lending Corporation, which together have over 300 offices in the United States, until 2005. Prior to founding Frontier, Mr. Patton served as the chief financial officer and treasurer of Correlated Products, Inc. from 1995 to 1996, and as a senior auditor at Ernst & Young from 1992 to 1995. Mr. Patton graduated from Miami University of Ohio in 1992 with a degree in accountancy.

      The Statement of Additional Information provides additional information about the Fund's portfolio manager, including his compensation, other accounts that he manages, as well as his ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS

      Because the Fund recently commenced operations, there are no financial highlights available at this time.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

      o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

      o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund's custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      You can find additional information about the Fund in the following documents:

            Annual and Semi Annual Reports: While the Prospectus describes the Fund's potential investments, the Annual and Semi Annual Reports detail the Fund's actual investments as of their report dates. The Annual Reports include a discussion by Fund management of recent market conditions and other factors that significantly affected Fund performance during the reporting period.

            Statement of Additional Information (SAI): The Statement of Additional Information ("SAI") supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund's policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

      You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting the Shareholder Services at (800) 238-7701. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund's SAI and Annual and Semi Annual reports are available, free of charge, at the Fund's Internet site at www.thearcherfunds.com.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0109.


Investment Company Act #811-21237

                              ARCHER BALANCED FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006


      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Archer Balanced Fund dated March 31, 2006. A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 238-7701.


                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

DESCRIPTION OF THE TRUST AND FUND.............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.........3

INVESTMENT LIMITATIONS.......................................................10

INVESTMENT ADVISOR...........................................................12

TRUSTEES AND OFFICERS........................................................13


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................16

PORTFOLIO TURNOVER...........................................................17

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................17

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................18

PROXY VOTING POLICY..........................................................19

DETERMINATION OF NET ASSET VALUE.............................................20

REDEMPTION IN-KIND...........................................................21

STATUS AND TAXATION OF THE FUND..............................................21

CUSTODIAN....................................................................23

FUND SERVICES................................................................23

ACCOUNTANTS..................................................................23

DISTRIBUTOR..................................................................24

DISTRIBUTION PLAN............................................................24

FINANCIAL STATEMENTS.........................................................25

DESCRIPTION OF THE TRUST AND FUND

      Archer Balanced Fund (the "Fund") was organized as a diversified series of Unified Series Trust, an Ohio business trust (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Archer Investment Corporation, Inc. (the "Advisor").

      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

      The Fund may authorize one or more brokers or other intermediaries (an "Intermediary") to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

      Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indexes and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

      B. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least BBB by S&P or Baa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

      C. Depository Receipts. The Fund may invest in American Depository Receipts ("ADRs"). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use in securities markets outside the U.S.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

      Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

      To the extent that the Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

      D. Exchange Traded Funds. Equity securities in which the Fund may invest also include exchange traded funds. Popular ETFs include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.


      E. Real Estate Investment Trusts. The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

      F. Fixed Income Securities. The Fund may invest in investment grade fixed income securities. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The Advisor considers fixed income securities investment grade quality if they are rated at the time of purchase BBB/Baa by S&P or Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade municipal securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

            1. Corporate Debt Securities. The Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.


            2. Reverse Convertible Notes. The Fund may invest in reverse convertible notes. Reverse convertible notes are short-term notes (i.e., with maturities of 1 year or less) that are linked to individual equity securities or broad market indices (e.g., the Nasdaq 100, S&P 500, etc), and which make regular interest payments, but also have a put option attached which is exercisable only if the price of the related equity security drops below a stated price. Reverse convertible notes offer limited protection against falling prices in the equity security to which they are linked by allowing for price decreases up to a predetermined amount while still providing a return of principal at maturity. At maturity, the investor has the option of receiving the amount of the principal, or a fixed number of the linked security if the security closed below the limit price at any time from the valuation date to the settlement date (the valuation date is typically four days prior to the settlement date). Reverse convertible notes are subject to similar risks as those of the linked equity securities, such as the risk that the price of the related security may fall significantly, causing the value of the note to drop. In addition, reverse convertible notes typically do not have the same price appreciation potential as the linked securities because, at maturity, the value of the note may not appreciate above the initial principal amount. If a reverse convertible note is sold prior to maturity, the redemption price may be less than the original investment amount.

            3. High Yield Debt Securities ("Junk Bonds"). The Fund may invest up to 5% of its assets (at the time of purchase) in securities that are rated below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

                  The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

                  In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund's ability to accurately value high yield securities and the Fund's assets and on the Fund's ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

                  There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

                  Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with the Advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities liquidity so the Fund can meet redemption requests.

                  A description of the rating categories is contained in the Appendix.

            4. Convertible Securities. The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer's capital structure and they are usually of higher quality and normally entail less risk than the issuer's common stock, although the extent to which risk is reduced depends in large measure on the degree to which convertible securities sell above their value as fixed income securities.

            5. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

            6. Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

                  In addition, the Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

            7. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                  Zero coupon bonds may be issued by municipalities, including states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam). The income from municipal securities typically is exempt from regular federal income tax and. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall.

                  The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities
(CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

                  Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

      G. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

            1. Certificates of Deposit. Certificates of deposit (CDs) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. However, the Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. The Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

            2. Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

            3. Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

      H. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.

            The Trust's custodian will take possession of the Fund's securities subject to repurchase agreements. The Advisor or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are also subject to credit risks.

      I. Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT LIMITATIONS

      A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

            1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

            2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission ("SEC") or its staff.

            3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

            4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

            5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

            6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or
(c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

            7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

            8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

            1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

            2. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

            3. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

            4. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

      The Advisor is Archer Investment Corporation, Inc. The Fund's portfolio manager is the principal shareholder of the Advisor.

      Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and/or reimburse the Fund, but only to the extent necessary to maintain the Fund's total annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.20% of its average daily net assets through August 31, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

      The Agreement was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at in-person meeting held on June 13, 2005. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Advisor in advance of the meeting, including current financial statements for the Advisor's principal shareholder and an investment questionnaire describing its investment strategy.

      In considering the Agreement, the Trustees primarily considered that: (1) the Fund's portfolio manager has substantial experience providing investment advisory and broker-dealer services to a large client base; (2) the Fund's portfolio manager has 3 years' experience in successfully providing investment advice to private clients with approximately $9.5 million in assets using the same balanced investment strategy that he will use to manage the Fund; and (3) the Advisor contractually has agreed to cap the Fund's expenses for its initial two fiscal years. The Trustees considered that the Advisor likely will enter into soft dollar arrangements pursuant to which it would direct Fund brokerage to broker-dealers in exchange for research services provided to the Advisor or the Fund.

      As a result of their considerations, the Trustees, including the Independent Trustees voting separately, unanimously determined that the proposed Agreement is in the best interests of the Fund and its shareholders.

      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services may be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

      Troy C. Patton, Managing Director of the Advisor, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund ("Portfolio Manager"). As of the date of this SAI, the Portfolio Manager exclusively managed the Fund and was not responsible for the portfolio management of any other client account.

      The Portfolio Manager, as owner of the Advisor, is entitled to receive a share of the net profits, if any, for from the Advisor's operations. The Portfolio Manager does not expect to receive any compensation from the Advisor with respect to the Fund during the initial fiscal year of the Fund as a result of the Advisor's contractual agreement to cap Fund expenses.

      The Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members; as a result, the Portfolio Manager may engage in activities other than on behalf of the Fund. Conflicts may arise as a result of the Portfolio Manager's differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Advisor, the Portfolio Manager is prohibited from effecting transactions for his personal accounts which are contrary to recommendations being made to the Fund. In addition, the Portfolio Manager is prohibited from competing with the Fund in connection with such transactions.


      As of March 15, 2006, the Portfolio Manager owned shares of the Fund in the following range $50,000 - $100,000.


TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

      The following table provides information regarding the Independent
Trustees.


- --------------------------------------------------------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with      Principal Occupation During Past 5 Years
Trust,** and Term of Position                       and Other  Directorships
- --------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                          Director, Vice President and Chief Investment Officer of
                                                    Legacy Trust Company, N.A. since 1992; Non-voting Chairman of
Independent Trustee, December 2002 to present       Investment Committee of WH Donner Foundation and WH Donner
                                                    Canadian Foundation since June 2005; Trustee of  AmeriPrime
                                                    Advisors Trust from July 2002 to November 2005; Trustee of
                                                    Access Variable Insurance Trust from April 2003 to August
                                                    2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                    Trustee of CCMI Funds from June 2003 to March 2005.
- --------------------------------------------------------------------------------------------------------------------
Stephen A. Little (1946)                            President and founder of The Rose, Inc., a registered
                                                    investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present; Independent     Advisors Trust from November 2002 to November 2005; Trustee of
Trustee, December 2002 to present                   AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                    CCMI Funds from June 2003 to March 2005.
- --------------------------------------------------------------------------------------------------------------------
Daniel J. Condon (1950)                             President of International Crankshaft Inc., an automotive
                                                    equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present       and General Manager from 1990 to 2003; Trustee of AmeriPrime
                                                    Advisors Trust from November 2002 to November 2005; Trustee of
                                                    The Unified Funds from 1994 to 2002; Trustee of Firstar Select
                                                    Funds, a REIT mutual fund, from 1997 to 2000; Trustee of
                                                    AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                    CCMI Funds from June 2003 to March 2005.
- --------------------------------------------------------------------------------------------------------------------

*     The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
      46204.
**    The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

- ---------------------------------------------------------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with       Principal Occupation During Past 5 Years
Trust,** Term of Position with Trust                 and Other Directorships
- ---------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler (1952)***                       Chief Executive Officer, Director and Legal Counsel of The
                                                     Webb Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                    Executive Vice President and Director from 1990 to 2000;
                                                     Director of First State Financial since 1998; Director, Vice
                                                     President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                     AmeriPrime Advisors Trust from November 2002 to November 2005;
                                                     Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                     Trustee of CCMI Funds from June 2003 to March 2005.
- ---------------------------------------------------------------------------------------------------------------------
Anthony J. Ghoston (1959)                            President of Unified Fund Services, Inc., the Trust's
                                                     administrator, since June 2005, Executive Vice President from
President, July 2004 to present                      June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information
                                                     Officer of Unified Financial Services, Inc., the parent
                                                     company of the Trust's administrator and distributor, from
                                                     1997 to November 2004; President of AmeriPrime Advisors Trust
                                                     from July 2004 to November 2005; President of AmeriPrime Funds
                                                     from July 2004 to July 2005; President of CCMI Funds from July
                                                     2004 to March 2005.
- ---------------------------------------------------------------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                      Vice President of Unified Fund Services, Inc., the Trust's
                                                     administrator, since December 2003; Assistant Vice President
Chief Financial Officer and Treasurer, July 2005 to  of U.S. Bancorp Fund Services LLC from 2000 to December 2003,
present; Secretary, September 2004 to June 2005;     Trust Officer from 1998 to 2000; Chief Financial Officer and
Assistant Secretary, July 2005 to present            Treasurer of AmeriPrime Advisors Trust from July 2005 to
                                                     November 2005; Secretary of AmeriPrime Funds and AmeriPrime
                                                     Advisors Trust from September 2004 to June 2005; Secretary of
                                                     CCMI Funds from September 2004 to March 2005; Principal
                                                     Accounting Officer of Lindbergh Funds from February 2004 to
                                                     February 2005.
- ---------------------------------------------------------------------------------------------------------------------
Lynn E. Wood (1946)                                  Chief Compliance Officer of AmeriPrime Advisors Trust from
                                                     October 2004 to November 2005; Chief Compliance Officer of
Chief Compliance Officer, October 2004 to present    AmeriPrime Funds from October 2004 to July 2005; Chief
                                                     Compliance Officer of  CCMI Funds from October 2004 to March
                                                     2005; Chief Compliance Officer of Unified Financial
                                                     Securities, Inc., the Trust's distributor, from 1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004,
                                                     President from 1997 to 2000; Director of Compliance of Unified
                                                     Fund Services, Inc., the Trust's administrator, from October
                                                     2003 to September 2004; Chief Compliance Officer of Unified
                                                     Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
- ---------------------------------------------------------------------------------------------------------------------
Heather A. Barnes (1975)                             Employed by Unified Fund Services, Inc., the Trust's
Secretary, July 2005 to present                      administrator, since January 2004 and from December 1999 to
                                                     January 2002; Regional Administrative Assistant of The
                                                     Standard Register Company from February 2003 to January 2004;
                                                     Full time student at Indiana University from January 2002 to
                                                     June 2002; Secretary of AmeriPrime Advisors Trust from July
                                                     2005 to November 2005.
- ---------------------------------------------------------------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.
**    The Trust currently consists of 34 series.
*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

- --------------------------------------------------------------------------------------------------------------
                                                                   Aggregate Dollar Range of Shares of All
               Trustee             Dollar Range of Fund Shares             Funds Within the Trust*
- --------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel                            None                                  None
- --------------------------------------------------------------------------------------------------------------
Ronald Tritschler                              None                                  None
- --------------------------------------------------------------------------------------------------------------
Stephen Little                                 None                                  None
- --------------------------------------------------------------------------------------------------------------
Daniel Condon                                  None                                  None
- --------------------------------------------------------------------------------------------------------------

*     The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its expenses at the same rate.


====================================================================================================================
                                         Aggregate          Pension or       Estimated Annual   Total Compensation
                                       Compensation         Retirement        Benefits Upon        from Trust*
       Independent Trustees            from the Fund     Benefits Accrued       Retirement
                                                          As Part of Fund
                                                             Expenses
- --------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel, Trustee and          $1,324                $0                  $0               $45,000
Chairman of the Audit Committee
- --------------------------------------------------------------------------------------------------------------------
Stephen A. Little, Chairman of the        $1,324                $0                  $0               $45,000
Board
- --------------------------------------------------------------------------------------------------------------------
Daniel Condon, Trustee                    $1,029                $0                  $0               $35,000
====================================================================================================================

====================================================================================================================
   Non-Independent Trustees and          Aggregate          Pension or       Estimated Annual   Total Compensation
             Officers                  Compensation         Retirement        Benefits Upon        from Trust*
                                       from the Fund     Benefits Accrued       Retirement
                                                          As Part of Fund
                                                             Expenses
- --------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler, Trustee             $1,029                $0                  $0               $35,000
- --------------------------------------------------------------------------------------------------------------------
Anthony Ghoston, President and CEO          $0                  $0                  $0                  $0
====================================================================================================================
Freddie Jacobs, CFO and Treasurer           $0                  $0                  $0                  $0
====================================================================================================================
Lynn Wood, Chief Compliance Officer       $4,265                $0                  $0               $145,000
- --------------------------------------------------------------------------------------------------------------------
Heather Barnes, Secretary                   $0                  $0                  $0                  $0
====================================================================================================================


*     The Trust currently consists of 34 series.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. At commencement, the Fund did not have any control persons or principal shareholders. As of March 29, 2006, the following person was considered to be either a control person or principal shareholder of the Fund:

- -----------------------------------------------------------------------------
Name and Address                      % Ownership      Type of Ownership

- -----------------------------------------------------------------------------
 Kimberly Short                             8.64%      Record
     5710 Brookwood Road
     Indianapolis, IN 46226

- -----------------------------------------------------------------------------
 Paula Beattey                              6.95%      Record
     8689 Admirals Woods Drive
     Indianapolis, IN 46236

- -----------------------------------------------------------------------------
 Karen Patton                               5.93%      Record
     7970 Clearwater Court
     Indianapolis, IN 46256

- -----------------------------------------------------------------------------
 William Gibson                             5.38%      Record
     7953 Oakhaven Place
     Indianapolis, IN 46256
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
 Kaye England                               5.18%      Record
     8401 Compton Street
     Carmel, IN 46032

- -----------------------------------------------------------------------------
 Perry Graham                               5.18%      Record
     2460 Lone Elm Street
     Niles, MI 49210
- -----------------------------------------------------------------------------

      As of March 29, 2006, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the Fund.


PORTFOLIO TURNOVER

      The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's turnover rate for its first year of operations is expected to be less than 100%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions (including with the Advisor's affiliates), the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

      The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      The Trust, the Advisor and the Fund's Distributor have each adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act, and the Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Trust, the Advisor or the Distributor, free of charge, by calling Shareholder Services at (800) 238-7701. You may also obtain copies of the Trust's Code from documents filed with SEC and available on the SEC's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      Pursuant to policies adopted by the Board, the Advisor is authorized to release Fund portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Fund portfolio holding also may be disclosed, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. The Fund's website is at www.thearcherfunds.com. If the Fund's website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.


      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Trust's Chief Compliance Officer ("CCO"). The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the CCO, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.


PROXY VOTING POLICY

      The Trust and the Fund's Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates responsibility regarding proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees.

      The Advisor's policy provides that the Advisor generally will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. The Advisor will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. For other proposals, the Advisor will determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:
(i) whether the proposal was recommended by management and the Advisor's opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

      The Trust's policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor's proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

      You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling Shareholder Services at (800) 238-7701 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

DETERMINATION OF NET ASSET VALUE

      The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees. Investments in foreign securities and junk bonds are more likely to trigger fair valuation than other securities. The fund accounting agent maintains a pricing review committee, and the committee may, from time to time, seek valuation directly from an Independent Trustee on good faith pricing issues. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                  Net Assets      =  Net Asset Value Per Share
             ------------------
             Shares Outstanding

REDEMPTION IN-KIND


      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


STATUS AND TAXATION OF THE FUND

      The Fund was organized as a series of a business trust, but intends to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

      Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of the Fund's investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gain") designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund's shares, regardless of how long the shareholders have held the Fund's shares. Long-term capital gains to the Fund require the holding of assets for more than one year.

      A redemption of the Fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares.

      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

      o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

      o Diversify its investments in securities within certain statutory limits; and

      o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more).

      In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, 0.03% of the Fund's assets from $100 million to $150 million, and 0.02% of the Fund's assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $10 million or more).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, 0.05% of the Fund's assets from $100 million to $150 million, and 0.03% of the Fund's assets over $150 million (subject to a minimum fee of $2,500 per month).

ACCOUNTANTS

      The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending August 31, 2006. Cohen McCurdy performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR


      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee and certain officers of the Trust of the Trust have an ownership interest in , the parent company of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.


DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on June 13, 2005 called for the purpose of, among other things, voting on such Plan.

      The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the "Recipient") a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts ("12b-1 Expenses"). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan will not be activated prior to August 31, 2007.

FINANCIAL STATEMENTS

      The Fund recently commenced operations and, as a result, has no financial statements.

                          Abacus Bull Moose Growth Fund




Prospectus dated March 31, 2006


Investment objective: long term capital appreciation.

317 Madison Ave., Suite 1004
New York, New York 10017

(877) 322-0576






The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE



RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF THE FUND..................................................3

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE AND STRATEGIES...............4

HOW TO BUY SHARES..............................................................4

HOW TO REDEEM SHARES...........................................................6

DETERMINATION OF NET ASSET VALUE...............................................7

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................8

MANAGEMENT OF THE FUND.........................................................9

FINANCIAL HIGHLIGHTS..........................................................11

PRIVACY POLICY................................................................12


FOR MORE INFORMATION..................................................BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Abacus Bull Moose Growth Fund is long term capital appreciation.

Principal Strategies

The Fund invests primarily in common stock of U.S. companies of all capitalization ranges. The Fund's adviser studies "themes" underlying what it believes will represent fundamental long term changes in the U.S. equity markets. A theme can be political, economic, demographic, regulatory or industry specific. It is the identification of these themes that lies at the heart of the adviser's investment strategy.

After identifying a theme, the adviser searches for both value and growth companies that it believes will benefit from the anticipated fundamental change. The adviser believes it is essential to identify a catalyst that will either unlock the values in a value stock or trigger acceleration of growth in a growth stock. For example, a catalyst can be an important new product, an expanded distribution capability or a key acquisition.

For value stocks, the adviser focuses on the measure of value it believes is most suited to the company in question. Examples of such measures are low price to earnings ratios relative to historical norms, free cash flow relative to prevailing interest rates, and liquidation values. For growth stocks, the adviser focuses on companies it believes are likely to accelerate in earnings growth in the ensuing twelve months.

The adviser relies on its own financial analysis and sources of information. Its research analysts speak directly not only with company management, but with a company's customers and suppliers as well.


The Fund seeks to avoid investing in companies that have ongoing business relationships with countries that sponsor terrorism. The adviser has engaged an independent third party to provide initial certifications and ongoing monitoring of companies in the Fund's portfolio in an attempt to ensure that no company owned by the Fund is subject to "global security risk." Global security risk is the risk to a company's share value or reputation stemming from: 1) the company's ties to current U.S. State Department-designated states that sponsor terrorism (currently Iran, Libya, North Korea, Syria and Sudan); or 2) a company's ties to proliferation-related concerns regarding weapons of mass destruction and ballistic missiles, each as determined according to guidelines established by the third party. If the Fund owns securities of a company that later is determined by the third party to have failed to conform to the guidelines established by the third party, the adviser will sell securities of the non-conforming company within approximately five business days after receiving notice from the third party.


The Fund may sell a security if 1) the security reaches the adviser's valuation target, 2) the adviser believes the company's fundamentals have changed, or 3) the company is not performing as expected.

Principal Risks of Investing in the Fund

o Management Risk. The adviser's strategy may fail to produce the intended results. If the adviser incorrectly identifies a theme, or is incorrect about the effect of a theme on the U.S. equity markets, the Fund may not perform well.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

o Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o Style Risk. The Fund invests in both "value stocks" and "growth stocks." With respect to value stocks, the market may not agree with the adviser's determination that a stock is undervalued, and the stock's price may not increase to what the adviser believes is its full value. It may even decrease in value. With respect to "growth stocks," the company's earnings growth rate may not meet the adviser's expectations, and the stock price may not increase as the adviser anticipates.

o Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

      o The earnings and prospects of smaller companies are more volatile than larger companies.

      o Smaller companies may experience higher failure rates than do larger companies.

      o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.


      o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o Excluded Securities Risk. Although the adviser believes that the Fund can achieve its investment objective within the parameters of global risk screening, excluding non-conforming companies subject to global security risk could have an adverse affect on the Fund's performance.


o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o     The Fund may not be appropriate for use as a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

How the Fund has Performed

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

                          Year-by-Year Total Return(1)
                        Total Return as of December 31st
                            [Bar Chart Appears Here]

2002       -5.00%

2003       41.27%

2004       12.32%

2005       112.83%


      (1) The Fund acquired the assets and liabilities of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the "Predecessor Fund"), in a tax-free reorganization effective on September 26, 2005. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows changes in the Predecessor Fund from year to year.

During the period shown, the highest return for a quarter was 19.28% (2nd quarter, 2003); and the lowest return was -7.49% (3rd quarter, 2002).

          Average Annual Total Returns for the period ended 12/31/2005:


                                               One Year    Since Inception(1)
                                               --------    ------------------
The Fund
    Return Before Taxes                          12.83%        14.08%
    Return After Taxes on Distributions(2)       11.47%        13.07%
    Return After Taxes on Distributions and
             Sale of Fund Shares(2)               9.12%        11.86%
S&P 500 Index                                     4.92%         3.95%
(reflects no deductions for fees, expenses or taxes)


(1) Inception of the Predecessor Fund, December 21, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                          FEES AND EXPENSES OF THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

      Shareholder Fees
      (fees paid directly from your investment)
      Maximum Sales Charge (Load) Imposed on Purchases                   NONE
      Maximum Deferred Sales Charge (Load)                               NONE
      Redemption Fee(1)                                                  NONE



      Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)
      Management Fee(2)                                                  1.00%
      Distribution and/or Service (12b-1) Fees(3)                        0.25%
      Other Expenses                                                     0.10%
      Total Annual Fund Operating Expenses                               1.35%

      (1) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. (

      2) The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940.

      (3) Effective January 6, 2006, all shares of the Fund are subject to annual 12b-1 Fees.


Example:
- --------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year               3 Years           5 Years           10 Years
      ------               -------           -------           --------
      $135                 $418              $723              $1,590

        ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE AND STRATEGIES

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

                                HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Purchase

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. The adviser may waive these minimums at its discretion, including for existing clients of the adviser. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

      By Mail - To be in proper form, your initial purchase request must include:

      o a completed and signed investment application form (which accompanies this Prospectus); and

      o     a check made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:   Abacus Bull Moose Growth Fund       Overnight:    Abacus Bull Moose Growth Fund
             c/o Unified Fund Services, Inc.                   c/o Unified Fund Services, Inc.
             P.O. Box 6110                                     431 North Pennsylvania Street
             Indianapolis, Indiana 46206-6110                  Indianapolis, Indiana  46204

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0576 to set up your account and obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund by mail, wire, or automatic investment. Each additional mail purchase request must contain:

      o     your name

      o     the name of your account(s),

      o     your account number(s),

      o     the name of the Fund

      o     a check made payable to the Fund

Checks should be sent to the Abacus Bull Moose Growth Fund at the address listed under the heading "Initial Purchase - By Mail" in this Prospectus. To send a bank wire, call Shareholder Services at (877) 322-0576 to obtain instructions.

Distribution Plan


The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25%. No 12b-1 fees were paid by the Fund's shareholders for the fiscal year ended November 30, 2005. The plan was activated effective as ofJanuary 6, 2006. ,Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund's assets on an on-going basis.


Tax Sheltered Retirement Plans

Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent by mail or call Shareholder Services for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Abacus Bull Moose Growth Fund              Overnight: Abacus Bull
           Moose Growth Fund                                     c/o Unified Fund Services, Inc. c/o Unified
           Fund Services, Inc.                                   431 North Pennsylvania
           P.O. Box 6110                                         Indianapolis, Indiana 46204
           Street Indianapolis, Indiana 46206-6110

Your request for a redemption must include your letter of instruction, including the Fund's name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (877) 322-0576 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (877) 322-0576. You must first complete the optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0576. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser. Good faith pricing also is permitted if, in the adviser's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders on an annual basis. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of short-term and/or long-term capital gains.

Taxes

Investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sell its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have:
(1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

Type of Transaction                                Tax Status
- -------------------                                ----------
Qualified dividend income                          Generally maximum 15% on non-corporate
                                                   taxpayers
Net short-term capital gain distributions          Ordinary income rate

Net long-term capital gain distributions           Generally maximum 15% on non-corporate taxpayers*

Sales of shares (including redemptions) owned      Gains taxed at generally maximum 15% on non-corporate
more than one year                                 taxpayers*

Sales of shares (including redemptions) owned      Gains are taxed at the same rate as ordinary income;
for one year or less                               losses are subject to special rules

                                                   *For gains realized between May 6, 2003
                                                   and December 31, 2008.

Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


                             MANAGEMENT OF THE FUND


The Roosevelt Investment Group, 317 Madison Ave., Suite 1004, New York, New York 10017, serves as investment adviser to the Fund. Founded in 1990 by Arthur Sheer, the adviser's clients consist primarily of corporations, pension accounts, non-profits, endowments and high net worth individuals. As of November 30, 2005, the adviser had approximately $767 million in assets under management.


During the fiscal year ended November 30, 2005, the Fund paid the adviser a fee equal to 1.00% of its average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund's management agreement is included in the Fund's annual or semi-annual report, as applicable.

Investing Through Abacus International Capital Corporation

If you purchase Fund shares through Abacus International Capital Corporation ("Abacus International"), you may be subject to additional policies and/or restrictions with respect to your investment. These policies and/or restrictions are determined by Abacus International. The Fund will pay to Abacus International a 12b-1 fee of 0.25% of the average daily assets in shareholder accounts referred by Abacus International. In addition, the adviser (not the Fund) will pay to Abacus International a referral fee equal to 0.25% of the management fee earned by the adviser with respect to shareholder accounts referred by Abacus International.


The Portfolio Manager

Mr. Arthur Sheer has been primarily responsible for the day-to-day management of the Fund since the inception of the Predecessor Fund in 2001. He is also a portfolio manager responsible for equity and fixed income investments of the adviser's clients. Mr. Sheer has served as the adviser's chief executive officer since he founded the firm in 1990.

The Fund's Statement of Additional Information provides additional information about the Fund's portfolio manager, including his compensation, other accounts that he manages, and his ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS


The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for the fiscal years ended November 30, 2005 and 2004 was audited by Cohen McCurdy, Ltd., whose report, along with the Predecessor Fund's financial statements, are included in the Predecessor Fund's annual report, which is available upon request. The information for prior years was audited by another independent accounting firm.

The tables below set forth financial data for a share outstanding throughout each period presented.

                                                                                        For the
                                             Year Ended    Year Ended    Year Ended   Period Ended
                                            November 30,  November 30,  November 30,  November 30,
                                                2005         2004           2003          2002      (a)
                                            ------------  ------------  ------------  ------------
Selected Per Share Data
Net asset value, beginning of period        $      14.18  $      12.89  $       9.84  $      10.00
                                            ------------  ------------  ------------  ------------
Income from investment operations

  Net investment income (loss)                      0.02         (0.01)        (0.01)        (0.04)

  Net realized and unrealized gain (loss)           1.92          1.62          3.06         (0.12)
                                            ------------  ------------  ------------  ------------
Total from investment operations
                                                    1.94          1.61          3.05         (0.16)
                                            ------------  ------------  ------------  ------------
Less Distributions to shareholders:

  From net realized gain                           (1.05)        (0.32)           --            --
                                            ------------  ------------  ------------  ------------
Total distributions
                                                   (1.05)        (0.32)           --            --
                                            ------------  ------------  ------------  ------------

Net asset value, end of period              $      15.07  $      14.18  $      12.89  $       9.84
                                            ============  ============  ============  ============

Total Return (b)                                   14.47%        12.70%        31.00%        -1.60% (c)

Ratios and Supplemental Data
Net assets, end of period (000)             $      6,415  $      3,091  $      2,345  $        797

Ratio of expenses to average net assets             1.10%         1.07%         1.15%         1.43% (d)
Ratio of net investment income to average
   net assets                                       0.21%        (0.08)%       (0.06)%       (0.38%)(d)

Portfolio turnover rate                            85.58%        82.28%        54.18%        52.75%

(a) For the period December 21, 2001 (Commencement of Operations) through November 30, 2002.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Not annualized.

(d) Annualized.

                                 PRIVACY POLICY


      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund's policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

Call Shareholder Services at (877) 322-0576 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. As of the date of this prospectus, the Fund does not have an internet website and, therefore, the Fund's SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                          ABACUS BULL MOOSE GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006


         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Abacus Bull Moose Growth Fund dated March 31, 2006. This SAI incorporates by reference the annual report to shareholders of the Abacus Bull Moose Growth Fund for the fiscal year ended November 30, 2005 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling Shareholder Services at 1-877-322-0576.


TABLE OF CONTENTS                                                         PAGE
- ------------------------------------------------------------------------------

DESCRIPTION OF THE TRUST AND THE FUND........................................1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS........2

INVESTMENT LIMITATIONS.......................................................7

THE INVESTMENT ADVISER.......................................................9


TRUSTEES AND OFFICERS.......................................................11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................14

PORTFOLIO TURNOVER..........................................................15

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................15

DISCLOSURE OF PORTFOLIO HOLDINGS............................................17

DISTRIBUTION PLAN...........................................................18

DETERMINATION OF NET ASSET VALUE............................................19

REDEMPTION IN-KIND..........................................................20

STATUS AND TAXATION OF THE FUND.............................................20

CUSTODIAN...................................................................22

FUND SERVICES...............................................................22

INDEPENDENT REGISTERED ACCOUNTING FIRM......................................23

DISTRIBUTOR.................................................................23

PROXY VOTING POLICIES.......................................................24

FINANCIAL STATEMENTS........................................................25

DESCRIPTION OF THE TRUST AND THE FUND

      The Abacus Bull Moose Growth Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust"). The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is The Roosevelt Investment Group (the "Adviser").


      Effective as of September 23, 2005, the Fund (previously known as the Bull Moose Growth Fund) acquired all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the "Predecessor Fund"), in a tax-free reorganization. The Predecessor Fund commenced operations on December 21, 2001.


      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities - The Fund may invest in equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

      ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See "Risks of Investing in Foreign Securities" herein.

      Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

         In addition to investing directly in common stocks, the Fund may invest in S&P Depositary Receipts ("SPDRs") and similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the applicable S&P Index such as the S&P 500 Index or the S&P Mid Cap 400 Index. Changes in the price of SPDRs track the movement of the associated Index relatively closely.

B. Convertible Securities - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

C. Corporate Debt Securities - Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

      Lower quality corporate debt securities are those rated BBB or lower by Standard & Poor's Corporation ("S&P"), Baa or lower by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality (commonly called "junk bonds"). These securities are not considered to be investment grade and often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at favorable prices to meet redemption requests or to respond to changes in the market. The Fund will not invest more than 10% of the value of its net assets in junk bonds. If, as a result of a downgrade, the Fund holds more than 10% of the value of its assets in junk bonds, the Fund will take action to reduce the value of such securities below 10%.

D. Zero Coupon Bonds - The Fund may invest in zero coupon bonds issued by corporations as well as government agencies and instrumentalities. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value and redeemed at face value. The issuer of the bond avoids the need to generate cash to meet current interest payments and, accordingly, these bonds may involve greater risk than debt securities that make regular interest payments. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

E. Foreign Securities - The Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

      Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

      Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

      The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

      Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

      In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

F. Brady Bonds - The Fund may invest in "Brady bonds," which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's.

      The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program which would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

      The Fund may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

G. U.S. Government Securities - The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

      The Fund may invest in Treasury Inflation-Protected Securities, often called TIPS, which are government issued securities whose value is linked to the inflation rate. Like Treasury bills, bonds and notes, TIPS are backed by the full faith and credit of the United States government. TIPS are liquid securities that can be bought and then resold at any time on the open market or directly to the Treasury Department. TIPS pay a fixed interest rate; however, the principal is adjusted every six months based on the changes in the Consumer Price Index (CPI). If inflation rises, the principal of the bond increases; if deflation occurs, the principal decreases. The Fund can never receive less than the original principal if it holds the TIPS to maturity. The Fund will receive the inflation adjusted principal or the original principal, whichever is greater, when the bonds mature.

INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission ("SEC") or its staff.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      8. Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its Fundamental investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment
Limitations-Fundamental" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

      3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

THE INVESTMENT ADVISER

      The Roosevelt Investment Group, 317 Madison Ave., Suite 1004 New York, New York 10017 is the Fund's investment adviser. Arthur Sheer owns at least 75% of the outstanding voting shares of the Adviser and may be deemed to be a controlling person of the Adviser.

      Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses and 12b-1 expenses. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.



      The following table describes the advisory fees paid to the Adviser by the Fund for the last three fiscal years:

- ------------------------------------------------------------------------------
Fiscal Year Ended               Net Advisory Fees Paid
- ------------------------------------------------------------------------------
November 30, 2003               $13,390
- ------------------------------------------------------------------------------
November 30, 2004               $27,064
- ------------------------------------------------------------------------------
November 30, 2005               $45,339
- ------------------------------------------------------------------------------


      The Adviser retains the right to use the name "Bull Moose" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Bull Moose" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

      Arthur Sheer, Chief Executive Officer of the Adviser, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund ("Portfolio Manager"). As of November 30, 2005, the Portfolio Manager was responsible for management of the following types of other accounts in addition to the Fund:


- ----------------------  -----------------  ------------------  ----------------------  ---------------------
                           Number of                            Number of Accounts        Total Assets By
                          Accounts by       Total Assets By     by Type Subject to     Account Type Subject
 Account Type             Account Type       Account Type        a Performance Fee     to a Performance Fee
- ----------------------  -----------------  ------------------  ----------------------  ---------------------
Registered                     0                  N/A                   N/A                    N/A
Investment Companies
- ----------------------  -----------------  ------------------  ----------------------  ---------------------
Pooled Investment              0                  N/A                   N/A                    N/A
Vehicles
- ----------------------  -----------------  ------------------  ----------------------  ---------------------
Retail Accounts               705            $509,300,975                0                     N/A
- ----------------------  -----------------  ------------------  ----------------------  ---------------------

      The Portfolio Manager is compensated for his services by the Adviser. His compensation consists of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations and (iii) his overall contribution to firm success. Finally, the Portfolio Manager is also eligible to participate in the Adviser's profit sharing program. As of November 30, 2005, the Portfolio Manager did not own any shares of the Fund.


      The Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, the Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

      There may be circumstances under which the Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.


      However, it is the Adviser's and the Portfolio Manager's policy that investment decisions for all accounts that the Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.



TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.


      The following table provides information regarding the Trustees who are not interested persons of the Trust (each an "Independent Trustee" and collectively, the "Independent Trustees").

- -----------------------------------------------------  ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with         Principal Occupation During Past 5 Years
Trust,** and Term of Position                          and Other  Directorships
- -----------------------------------------------------  ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                             Director, Vice President and Chief Investment Officer of
                                                       Legacy Trust Company, N.A. since 1992; Non-voting Chairman of
Independent Trustee, December 2002 to present          Investment Committee of WH Donner Foundation and WH Donner
                                                       Canadian Foundation since June 2005; Trustee of  AmeriPrime
                                                       Advisors Trust from July 2002 to November 2005; Trustee of
                                                       Access Variable Insurance Trust from April 2003 to August
                                                       2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                       Trustee of CCMI Funds from June 2003 to March 2005.
- -----------------------------------------------------  ----------------------------------------------------------------
Stephen A. Little (1946)                               President and founder of The Rose, Inc., a registered
                                                       investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present;                    Advisors Trust from November 2002 to November 2005; Trustee of
Independent Trustee, December 2002 to present          AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                       CCMI Funds from June 2003 to March 2005.

- -----------------------------------------------------  ----------------------------------------------------------------
Daniel J. Condon (1950)                                President of International Crankshaft Inc., an automotive
                                                       equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present          and General Manager from 1990 to 2003; Trustee of AmeriPrime
                                                       Advisors Trust from November 2002 to November 2005; Trustee of
                                                       The Unified Funds from 1994 to 2002; Trustee of Firstar Select
                                                       Funds, a REIT mutual fund, from 1997 to 2000; Trustee of
                                                       AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                       CCMI Funds from June 2003 to March 2005.
- -----------------------------------------------------  ----------------------------------------------------------------

* The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
46204.

** The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

- -----------------------------------------------------  ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Fund    Principal Occupation During Past 5 Years
Complex,** Term of Position with Trust                 and Other Directorships
- -----------------------------------------------------  ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                         Chief Executive Officer, Director and Legal Counse lof The Webb
                                                       Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                      Executive Vice President and Director from 1990 to 2000;
                                                       Director of First State Financial since 1998; Director, Vice
                                                       President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                       AmeriPrime Advisors Trust from November 2002 to November 2005;
                                                       Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                       Trustee of CCMI Funds from June 2003 to March 2005.
- -----------------------------------------------------  ----------------------------------------------------------------

- -----------------------------------------------------  ----------------------------------------------------------------
Anthony J. Ghoston (1959)                              President of Unified Fund Services, Inc., the Trust's
                                                       administrator, since June 2005, Executive Vice President from
President, July 2004 to present                        June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information
                                                       Officer of Unified Financial Services, Inc., the parent
                                                       company of the Trust's administrator and distributor, from
                                                       1997 to November 2004; President of AmeriPrime Advisors Trust
                                                       from July 2004 to November 2005; President of AmeriPrime Funds
                                                       from July 2004 to July 2005; President of CCMI Funds from July
                                                       2004 to March 2005.
- -----------------------------------------------------  ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                        Vice President of Unified Fund Services, Inc., the Trust's
                                                       administrator, since December 2003; Assistant Vice President of
Chief Financial Officer and Treasurer, July 2005       U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust
to present; Secretary, September 2004 to June          Officer from 1998 to 2000; Chief Financial Officer and Treasurer
2005; Assistant Secretary, July 2005 to present        of AmeriPrime Advisors Trust from July 2005 to November 2005;
                                                       Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from
                                                       September 2004 to June 2005; Secretary of CCMI Funds from
                                                       September 2004 to March 2005; Principal Accounting Officer of
                                                       Lindbergh Funds from February 2004 to February 2005.
- -----------------------------------------------------  ----------------------------------------------------------------
Lynn E. Wood (1946)                                    Chief Compliance Officer of AmeriPrime Advisors Trust from
                                                       October 2004 to November 2005; Chief Compliance Officer of
Chief Compliance Officer, October 2004 to present      AmeriPrime Funds from October 2004 to July 2005; Chief
                                                       Compliance Officer of  CCMI Funds from October 2004 to March
                                                       2005; Chief Compliance Officer of Unified Financial
                                                       Securities, Inc., the Trust's distributor, from 1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004,
                                                       President from 1997 to 2000; Director of Compliance of Unified
                                                       Fund Services, Inc., the Trust's administrator, from October
                                                       2003 to September 2004; Chief Compliance Officer of Unified
                                                       Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
- -----------------------------------------------------  ----------------------------------------------------------------
Heather A. Barnes (1975)                               Employed by Unified Fund Services, Inc., the Trust's
Secretary, July 2005 to present                        administrator, since January 2004 and from December 1999 to
                                                       January 2002; Regional Administrative Assistant of The
                                                       Standard Register Company from February 2003 to January 2004;
                                                       Full time student at Indiana University from January 2002 to
                                                       June 2002; Secretary of AmeriPrime Advisors Trust from July
                                                       2005 to November 2005.
- -----------------------------------------------------  ----------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

- --------------------------------  ------------------------------------  -------------------------------------------
                                                                         Aggregate Dollar Range of Shares of All
              Trustee                 Dollar Range of Fund Shares                Funds Within the Trust*
- --------------------------------  ------------------------------------  -------------------------------------------
Gary E. Hippenstiel                              None                                      None
- --------------------------------  ------------------------------------  -------------------------------------------
Ronald Tritschler                                None                                      None
- --------------------------------  ------------------------------------  -------------------------------------------
Stephen Little                                   None                                      None
- --------------------------------  ------------------------------------  -------------------------------------------
Daniel Condon                                    None                                      None
- --------------------------------  ------------------------------------  -------------------------------------------

* The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its expenses at the same rate.


================================  =====================  ======================  ===================  =====================
                                       Aggregate              Pension or          Estimated Annual     Total Compensation
                                      Compensation        Retirement Benefits      Benefits Upon          from Trust*
     Independent Trustees            from the Fund        Accrued As Part of         Retirement
                                                             Fund Expenses
- --------------------------------  ---------------------  ----------------------  -------------------  ---------------------
Gary E. Hippenstiel, Trustee             $1,324                   $0                     $0                 $45,000
and Chairman of the Audit
Committee
- --------------------------------  ---------------------  ----------------------  -------------------  ---------------------
Stephen A. Little, Chairman of           $1,324                   $0                     $0                 $45,000
the Board
- --------------------------------  ---------------------  ----------------------  -------------------  ---------------------
Daniel Condon, Trustee                   $1,030                   $0                     $0                 $35,000
================================  =====================  ======================  ===================  =====================
 Non-Independent Trustees and         Aggregate             Pension or         Estimated Annual    Total Compensation
           Officers                  Compensation       Retirement Benefits     Benefits Upon         from Trust*
                                    from the Fund       Accrued As Part of        Retirement
                                                           Fund Expenses
- -------------------------------- --------------------- ---------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee           $1,030                  $0                    $0                $35,000
- -------------------------------- --------------------- ---------------------- ------------------- ---------------------
Anthony Ghoston, President and            $0                    $0                    $0                   $0
CEO
================================ ===================== ====================== =================== =====================
Freddie Jacobs, CFO and                   $0                    $0                    $0                   $0
Treasurer
================================ ===================== ====================== =================== =====================
Lynn Wood, Chief Compliance             $4,265                  $0                    $0                $145,000
Officer
- -------------------------------- --------------------- ---------------------- ------------------- ---------------------
Heather Barnes, Secretary                 $0                    $0                    $0                   $0
================================ ===================== ====================== =================== =====================

* The Trust currently consists of 34 series.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

         As of February 15, 2006, the Fund had the following control shareholders or principal shareholders.


- --------------------------------  -------------------  ---------------------
Name and Address                  % Ownership          Type of Ownership

- --------------------------------  -------------------  ---------------------
 Charles Schwab & Co.                      22.36%      Beneficial
     101 Montgomery Street
     San Francisco, CA 94104
- --------------------------------  -------------------  ---------------------

      As of February 15, 2006, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.


PORTFOLIO TURNOVER


      The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund's portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended November 30, 2004 and 2005, the Fund's portfolio turnover rate was 82.28% and 85.58%, respectively.



PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. For the fiscal year ended November 30, 2005, the Fund directed the following brokerage transactions to brokers due to research services provided by such brokers to the Fund:

- --------------------------------------- ------------------------------------
 Brokerage Transactions Directed                 Brokerage Commissions Paid

- --------------------------------------- ------------------------------------
          $8,465,150                                       $12,707
- --------------------------------------- ------------------------------------


      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Adviser; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Adviser.


      The following table provides information regarding the amount of brokerage commissions paid by the Fund for the last three fiscal years:

- -------------------------------- -------------------------------------------
      Fiscal Year End                       Brokerage Commissions Paid

- -------------------------------- -------------------------------------------
    November 30, 2003                                 $ 5,896
- -------------------------------- -------------------------------------------
    November 30, 2004                                 $11,878
- -------------------------------- -------------------------------------------
    November 30, 2005                                 $16,688
- -------------------------------- -------------------------------------------


      The Trust, the Adviser and the Fund's distributor have each adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act, and the Adviser's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at 1-877-322-0576. You may also obtain copies of the Trust's Code from documents filed with the SEC and available on the SEC's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also will post its complete portfolio holdings on its website (if the Fund has a website) within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

      The Adviser has entered into an agreement with Conflict Securities Advisory Group ("CSAG") to provide initial certifications and ongoing monitoring of companies in the Fund's portfolio in an attempt to ensure that no company owned by the Fund is subject to global security risk. In order for CSAG to provide global risk screening, the Adviser will provide a report to CSAG within 10 days of the end of each calendar month that identifies and confirms the investments of the Fund as of the month-end, as well as a report to CSAG of any Fund transaction resulting in an acquisition of a new security within 10 business days from the date of such transaction. CSAG has entered into a Confidentiality Agreement pursuant to which it has agreed to keep the Fund's portfolio information strictly confidential and to use it only for the purpose for which it was provided to CSAG; and CSAG further has agreed that it will not use the Confidential Information in a manner adverse to the interests of Fund shareholders or for personal trading by CSAG or its employees.

      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Trust's Chief Compliance Officer ("CCO"). The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the CCO, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.



DISTRIBUTION PLAN

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

      Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the
Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Fund does not participate in any joint distribution activities with other mutual funds.

      The Trustees expect that the Plan could significantly enhance the Fund's ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

      The Plan was approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person at a meeting held on September 12, 2005. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. The Fund did not pay any amount under the Plan in the last fiscal year.


DETERMINATION OF NET ASSET VALUE

      The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. The fund accounting agent maintains a pricing review committee, which may seek valuation directly from an Independent Trustee if good faith pricing issues arise. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                       Net Assets           =  Net Asset Value Per Share
                    ---------------------
                       Shares Outstanding

         An example of how the Fund calculated its net asset value per share as of the fiscal year ended November 30, 2005 is as follows:


                      $   6,414,533         =  $15.07
                   ---------------------
                            425,576


REDEMPTION IN-KIND

      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


STATUS AND TAXATION OF THE FUND

      The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

      o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

      o Diversify its investments in securities within certain statutory limits; and

      o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.



      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, 2005, the Fund had no unused capital loss carryforwards.


      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


FUND SERVICES

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.50 per shareholder account (subject to a monthly minimum fee of $1,250).

      In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, and 0.03% of the Fund's assets over $100 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).


      The following table provides information regarding fees paid by the Adviser (not the Fund) to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services to the Fund.

- ---------------------------  -------------------------  ----------------------------  ----------------------------
      Fiscal Year Ended             Fees Paid for              Fees Paid for                 Fees Paid for
                                   Transfer Agent        Fund Accounting Services       Administrative Services
                                      Services
- ---------------------------  -------------------------  ----------------------------  ----------------------------
November 30, 2005                        $16,290                  $20,691                       $30,776
- ---------------------------  -------------------------  ----------------------------  ----------------------------
November 30, 2004                        $10,388                  $15,778                        $28,142
- ---------------------------  -------------------------  ----------------------------  ----------------------------
November 30, 2003                        $11,272                  $15,000                        $29,583
- ---------------------------  -------------------------  ----------------------------  ----------------------------


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for the fiscal year ending November 30, 2006. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR


      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a shareholder of UFS, the parent company of the Distributor, and certain officers of the Trust are an officer of the Distributor and/or shareholders of UFS. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.

PROXY VOTING POLICIES

      The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the applicable Fund's vote will be cast.

      The Adviser's policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

      o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

      o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

      o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

      o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

      o shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

More information. You may obtain a copy of the Trust's and the Adviser's proxy voting policy by calling Shareholder Services at 1-877-322-0576 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

FINANCIAL STATEMENTS


      The financial statements and independent registered public accountants' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the fiscal year ended November 30, 2006. You can obtain the Annual Report without charge by calling Shareholder Services at 1-877-322-0576.

                          Chinook Emerging Growth Fund

                                   PROSPECTUS

                                 March 31, 2006


INVESTMENT OBJECTIVE:
Long-Term Capital Appreciation


4380 SW Macadam Ave
Suite 250
Portland, OR 97239


(800) 440-6895

         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................4


ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS...................5


HOW TO BUY SHARES..............................................................6

HOW TO REDEEM SHARES...........................................................9

DETERMINATION OF NET ASSET VALUE..............................................12

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................13

MANAGEMENT OF THE FUND........................................................14


FINANCIAL HIGHLIGHTS..........................................................16


PRIVACY POLICY................................................................17

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The investment objective of the Chinook Emerging Growth Fund (the "Fund") is to provide long-term capital appreciation.

Principal Strategies

      The Fund invests primarily in common stocks of small-cap companies that the Fund's advisor, Chinook Capital Management, LLC, believes offer growth opportunities at a reasonable price. Small-cap companies selected generally will have total market capitalizations that do not exceed $2 billion. In determining whether to purchase a particular issuer's stock for the Fund's portfolio, the advisor assesses the growth prospects of the issuer and price of the stock based on several qualitative and quantitative criteria including:

      o     valuation of discounted cash flows

      o     rate of earnings growth

      o     level of profitability

      o     earnings quality

      o     market position

      o     size of the market in which the issuer competes

      o     management tenure, track record and credibility

      o     strength of balance sheet

      Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small-cap companies. This investment policy may not be changed except upon 60 days prior notice to shareholders. The Fund may invest up to 20% of its net assets in exchange-traded funds ("ETFs"), money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents.

      The Fund will not invest more than 5% of its assets in any one issuer. Certain market or industry sectors may be overweighted compared to others because the advisor seeks the best investment opportunities regardless of sector. For example, the Fund may at times be overweighted in companies that provide health care, technology or consumer goods and services, although the sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund will not invest more than 25% of its net assets in any one sector, as determined based on standard industrial classification codes.

      The Fund employs a proprietary quantitative price discipline that calculates daily sell limits based on each stock's cost basis and price volatility relative to that of the Russell 2000(R) Growth Index. The advisor generally relies on this pricing model to determine when to sell securities. The Fund also may sell a security when the advisor's research indicates that the company's prospects have diminished or when the advisor believes that better investment opportunities are present. The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund's portfolio securities.

Principal Risks of Investing in the Fund

o Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund's advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

o Small Cap Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

      - The earnings and prospects of smaller companies are more volatile than larger companies.

      - Smaller companies may experience higher failure rates than do larger companies.

      - The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.


      - Smaller companies may have limited markets, product lines or financial resources and may lack management experience.


o Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. Similarly, the price of an ETF is given to similar volatility as the stocks contained in the index it represents. These volatilities affect the value of the Fund's shares.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Option Risk. Options in the Fund's portfolio involve high risk and may subject the Fund to higher price volatility. See "Additional Information about the Fund's Strategies and Risks - Options."

o Sector Risk. To the extent that the Fund focuses its investments in one or more economic sectors, factors affecting those sectors could affect Fund performance. For example, technology companies are subject to the risk that their products can quickly become obsolete.

o Concentration Risk. The Fund's portfolio often will consist of larger positions in a fewer number of companies than other more broadly diversified mutual funds. In addition, the Fund may retain securities that appreciate in value, even if the position ultimately represents a large percentage of the Fund's total portfolio. The Fund will not concentrate more than 25% of its assets in any one industry. In determining industry classification, the advisor will rely on standard industry classifications, such as biotechnology, semiconductors or financial services. However, certain broad sectors are likely to be overweighted in the Fund's portfolio compared to others because the Fund's advisor seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology, healthcare, financial services and consumer goods and services sectors. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for you?

      The Fund may be suitable for:

      o     Long-term investors seeking a fund with a growth investment strategy

      o Investors who can tolerate the risks associated with common stock investments

How has the Fund performed in the past?


      The Fund commenced operations on March 30, 2005, and therefore does not have performance results for a full calendar year.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases.........................NONE
   Maximum Deferred Sales Charge (Load).....................................NONE
   Redemption Fee l, (2)...................................................1.00%
   Exchange Fee.............................................................NONE


Annual Fund Operating Expenses (expenses that are deducted
 from Fund assets)
   Management Fees.........................................................1.35%
   Distribution (12b-1) Fees(3)............................................0.00%
   Other Expenses..........................................................1.02%
   Total Annual Fund Operating Expenses (Before Waiver)....................2.37%
   Fee Waiver/Expense Reimbursement(4)...................................(0.52%)
   Net Expenses............................................................1.85%


(1) The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund's costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

(2) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.


(3) The Fund has adopted a 12b-1 Plan which permits the Fund to pay up to 0.25% of its average daily net assets to the Fund's advisor as a shareholder servicing fee. The plan has not yet been activated.


(4) The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.85% of the average daily net assets of the Fund, through November 30, 2006.

Example:


      This Example is intended to help you compare the cost of investing in shares of the Fund to the cost of investing in other mutual funds. This example assumes that the Fund operating expenses remain the same and that such expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in the Fund, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year            3 Years               5 Years                 10 Years
$188              $690                  $1,218                  $2,667

ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS

PRINCIPAL STRATEGIES


      Exchange Traded Funds - Exchange traded funds ("ETFs") include S&P Depositary Receipts ("SPDRs"), S&P Sector SPDRs, DIAMONDS, iShares, HOLDRS, and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. ETFs also include S&P Midcap 400, S&P Small Cap 600, and Russell 2000 Depositary Receipts, and other products composed of smaller capitalization companies. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

      The Fund may invest up to 20% of its assets in various ETFs. To the extent the Fund invests in ETFs, the Fund is subject to the risks associated with the applicable index. Additionally, the Fund will invest in new exchange traded shares, as they become available. The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. In addition, when the Fund invests in an ETF, the Fund's shareholders generally will be subject to duplicative management fees. Certain ETFs also may be subject to special risks associated with the particular sector or countries in which the ETF invests.


      Options. The Fund may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.


      When the Fund buys a call option on a security or an index, it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the "expiration date"). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When the Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," either 1) by owning the underlying security or (for an option on a stock index) by holding a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

      When the Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When the Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a put option only if the obligation taken on by the sale of the put is "covered," either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

      NON-PRINCIPAL STRATEGIES

      The investment objective of the Fund may be changed without shareholder approval upon at least 60 days' prior written notice to shareholders.

      From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in securities of money market funds, money market instruments, or short-term U.S. Government securities. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

                                HOW TO BUY SHARES

Initial Purchase

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

      The minimum initial investment in the shares of the Fund is $2,500, and subsequent investments are subject to a minimum of $100. The advisor may, in its sole discretion, waive the investment minimums for existing clients of the advisor and other related parties, and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.


      By Mail - To be in proper form, your initial purchase request must include:


      o a completed and signed investment application form (which accompanies this Prospectus); and

      o     a check (subject to the minimum amounts) made payable to the Fund.


Mail the application and check to:

U.S. Mail:      Chinook Emerging Growth Fund
                c/o Unified Fund Services, Inc.
                P.O. Box 6110
                Indianapolis, Indiana 46206-6110

Overnight:      Chinook Emerging Growth Fund
                c/o Unified Fund Services, Inc.
                431 North Pennsylvania Street
                Indianapolis, Indiana 46204


      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 440-6895 to obtain instruction on how to set up your account and to obtain an account number.


      You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments


      You may purchase additional shares of the Fund at any time (subject to the minimum investment requirement) by mail, wire or automatic investment. Each additional mail purchase request must contain:


      -your name

      -the name of your account(s)

      -your account number(s)

      -a check made payable to "Chinook Emerging Growth Fund"

      Checks should be sent to the Fund at the address listed under the heading "How To Buy Shares - By Mail" in this prospectus. A bank wire should be sent as outlined under the heading "How to Buy Shares - By Wire" in this prospectus.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to long-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Distribution Plan


      The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund can pay a fee of up to 0.25% of the average daily net assets of the Fund to the advisor or any bank, broker-dealer or other financial institution that assists the Fund in the sale and distribution of its shares or that provides shareholder services to help defray the cost of servicing such shareholders. The plan has not yet been activated and, therefore, no fees were accrued or paid to the advisor pursuant to the plan for the fiscal period ended November 30, 2005. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund, and may cost you more than paying other types of sales charges.

Other Purchase Information


      The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.


      The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15.00 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail (other than short-term redemption fees, if applicable). Your request should be addressed to:


U.S. Mail:      Chinook Emerging Growth Fund
                c/o Unified Fund Services, Inc.
                P.O. Box 6110
                Indianapolis, Indiana 46206-6110

Overnight:      Chinook Emerging Growth Fund
                c/o Unified Fund Services, Inc.
                431 North Pennsylvania Street
                Indianapolis, Indiana 46204


      Your request for a redemption must include your letter of instruction, including the Fund's name, your account number, account name(s), address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper order. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or prevent other unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (800) 440-6895 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 440-6895. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.


      The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 440-6895. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.


      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.


      Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed against gross investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a "first-in, first-out" method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

      If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket ("Financial Intermediary"), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. "Omnibus accounts" that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund's advisor, due to changes in an investor's circumstances, such as death. No exceptions will be granted to persons believed to be "market-timers."

      While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.


                        DETERMINATION OF NET ASSET VALUE


      The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The Fund's NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The Fund's NAV is calculated by dividing the value of the total assets of the Fund (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

      The Fund's assets generally are valued at their market value. If market prices are not available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Board of Trustees. When pricing securities using the fair value guidelines adopted by the Board of Trustees, the Fund's advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund's advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the advisor's fair value methodology is inappropriate. The Fund's advisor will adjust the fair values assigned to securities in the Fund's portfolio, to the extent necessary, as soon as market prices become available. The advisor continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund's portfolio.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.


      Taxes. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described in the table below. Dividends normally will be distributed by the Fund on an annual basis.


      The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

      Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

      You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the tax liabilities described in the chart below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts


      The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").


Type of Transaction                             Tax Status
- -------------------                             ----------
Qualified dividend income                       Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions       Ordinary income rate

Net long-term capital gain distributions        Generally maximum 15% on non-corporate
                                                taxpayers*

Sales of shares
(including redemptions) owned                   Gains taxed at generally maximum 15%
more than one year                              on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                   Gains are taxed at the same rate as ordinary
for one year or less                            income; losses are subject to special rules

                                                *For gains realized between May 6, 2003 and
                                                December 31, 2008.

      Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

      If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.


      If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.


      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUND


      Chinook Capital Management, LLC, 4380 SW Macadam Ave., Suite 250, Portland, OR 97239, serves as investment advisor to the Fund. The advisor has been providing portfolio management services to separately managed equity, fixed income and balanced portfolios of high net worth clients, pension plans, trusts, and other institutional investors since 1977. As of February 28, 2006, the advisor managed approximately $228 million in assets. The advisor is 100% employee-owned. The Fund is the first mutual fund managed by the advisor.

      For its advisory services, the advisor is paid a fee at the annual rate of 1.35% for the first $50 million of the average daily net assets of the Fund, 1.25% for $50,000,001 to $150 million, 1.15% for $150,000,001 to $250 million and 1.00% for assets over $250 million. The advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse the Fund's expenses so that its total annual operating expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.85% of the average daily net assets of the Fund, through November 30, 2006. For the fiscal year ended November 30, 2005, the advisor received management fees at the annual rate of 0.56% of the average daily net asset of the Fund (net of fee waiver and reimbursements).

      A discussion of the factors that the Board considered in approving the Fund's management agreement is included in the Fund's annual or semi-annual report, as applicable.

      Portfolio Managers. The investment decisions for the Fund are made by Gregory Houser, Lantz Stringham and Grant Brown. Lantz Stringham and Grant Brown handle day-to-day research, operations and trading for the Fund, while Greg Houser sets the overall investment strategy for the Fund and maintains ultimate authority with respect to the Fund's investment decisions.


      Greg Houser, Chief Investment Officer of the advisor, has 33 years of investment experience and guides the overall investment strategy of the advisor. Greg holds the Chartered Financial Analyst designation and received a bachelor's degree in Business Administration from the University of Oregon in 1970 and an MBA in Finance from the University of California at Los Angeles in 1971. Greg has directed the advisor's emerging growth investment program since 1997.


      Lantz Stringham serves as senior equity analyst for the advisor and has 10 years' experience as an investment professional. Lantz joined the advisor in October 2002 from RedChip Review, where he was a senior equity analyst concentrating on small- and micro-cap equity research from 1999 to 2002. Lantz received a bachelor's degree in Finance from the University of Utah in 1995 and obtained his Chartered Financial Analyst designation in 2000.

      Grant Brown has served as an equity analyst for the advisor since July 2004. Prior to joining the advisor, Grant was an analyst at Ascend Capital, a $1.1 billion hedge fund headquartered in San Francisco, from 2001 to 2004, where he concentrated in the technology and healthcare sectors. Prior to that time, Grant was an analyst at Credit Suisse First Boston with the mergers and acquisition group. Grant received a bachelor's degree in Industrial Engineering from Stanford University and is a Level III candidate for the Chartered Financial Analyst designation.

      The Fund's Statement of Additional Information provides the following additional information about the Fund's portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio managers' ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance for the period March 30, 2005 (commencement of investment operations) through November 30, 2005. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Fund's independent registered public accounting firm, Cohen McCurdy, Ltd., whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request and without charge.

(For a share outstanding during the period)

                                                                Period Ended
                                                                November 30,
                                                                   2005(a)
                                                                ------------

Selected Per Share Data:
Net asset value, beginning of period                             $    10.00
                                                                 ----------
Income from investment operations:
  Net investment income (loss)                                        (0.12)
  Net realized and unrealized gain on investments                      2.22
                                                                 ----------
Total from investment operations                                       2.10
                                                                 ----------
Net asset value, end of period                                   $    12.10
                                                                 ==========

Total Return (b)                                                      21.00% (c)

Ratios and Supplemental Data:
Net assets, end of period (000)                                  $   15,961
Ratio of expenses to average net assets                                1.85% (d)
Ratio of expenses to average net assets before
   reimbursement                                                       2.37% (d)
Ratio of net investment income to average net
   assets                                                             (1.58)%(d)
Ratio of net investment income to average net
   assets before reimbursement                                        (2.10)%(d)
Portfolio turnover rate                                               85.33%

(a) For the period March 30, 2005 (the date the Fund commenced operations) through November 30, 2005.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)   Not annualized.

(d)   Annualized.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION


You can find additional information about the Fund in the following documents:

      Annual and Semi Annual Reports: While the Prospectus describes the Fund's potential investments, the Annual and Semi Annual Reports detail the Fund's actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

      Statement of Additional Information (SAI): The Statement of Additional Information ("SAI") supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund's policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

      You can get free copies of the current SAI and, when available, the Fund's Annual and Semi Annual Reports, by contacting Shareholder Services at (800) 440-6895. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund's SAI and Annual and Semi Annual reports will also be made available, free of charge, at the Fund's Internet site at www.chinookfunds.com.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0109.

                          CHINOOK EMERGING GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Chinook Emerging Growth Fund (the "Fund") dated March 31, 2006. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal period ended November 30, 2005 ("Annual Report"). A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 440-6895.


                                TABLE OF CONTENTS

                                                                            PAGE


DESCRIPTION OF THE TRUST AND FUND .........................................    2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS .....    3

INVESTMENT LIMITATIONS ....................................................    9

INVESTMENT ADVISOR ........................................................   11

TRUSTEES AND OFFICERS .....................................................   13

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .......................   16

PORTFOLIO TURNOVER ........................................................   16

PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................   17

DISCLOSURE OF PORTFOLIO HOLDINGS ..........................................   18

PROXY VOTING POLICY .......................................................   19

DETERMINATION OF NET ASSET VALUE ..........................................   20

REDEMPTION IN-KIND ........................................................   21

STATUS AND TAXATION OF THE FUND ...........................................   21

CUSTODIAN .................................................................   23

FUND SERVICES .............................................................   23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............................   24

DISTRIBUTOR ...............................................................   24

DISTRIBUTION PLAN .........................................................   24

FINANCIAL STATEMENTS ......................................................   24

DESCRIPTION OF THE TRUST AND FUND


      Chinook Emerging Growth Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on September 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on March 30, 2005. The investment advisor to the Fund is Chinook Capital Management, LLC (the "Advisor").


      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes in the future.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.

      In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.


      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

      The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

      Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's Annual Report contains additional performance information and will be made available to investors upon request and without charge.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

      B. Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth.

      In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

      The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

      If the rating of a security by S&P or Moody's drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

      C. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

      D. Exchange-Traded Funds. The Fund is permitted to invest in exchange-traded funds. Securities of exchange-traded funds represent shares of ownership in either mutual funds or unit investment trusts that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.

      E. Money Market Instruments. The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or a non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

      F. Derivatives Transactions. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

      Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

      1. Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

      2. General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

            A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

            With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

            The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

            The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

            If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

            The Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

            The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

      3. Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

            OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

            In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

            Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

      G. When-Issued and Delayed Delivery Transactions. The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

            In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued debt securities.

INVESTMENT LIMITATIONS

      A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. The Fund will not invest 40% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. Industries in which the Fund may invest include technology, healthcare, financial services and consumer goods and services.

      8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

      3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or the Statement of Additional Information.

      5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or the Statement of Additional Information.

      6. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

      7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

      The Fund's Advisor is Chinook Capital Management, LLC, SW Macadam Ave., Suite 250, Portland, OR 97239. The investment decisions for the Fund are made by portfolio managers Gregory Houser, Lantz Stringham and Grant Brown. The Advisor is 100% employee-owned.


      Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% for the first $50 million of the average daily net assets of the Fund, 1.25% for $50,000,001 to $150 million, 1.15% for $150,000,001 to $250 million and 1.00% for assets over $250 million. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund's total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.85% of its average daily net assets, through November 30, 2006. The following table sets forth the advisory fees paid to the Advisor by the Fund for the last fiscal period:

- ------------------------------------------------------------------------------
                                               Total Fees
  Fiscal Period         Advisory Fees      Reimbursed and/or     Net Advisory
      Ended                Accrued               Waived            Fees Paid
November 30, 2005*        $130,702              $50,498             $80,204
- ------------------------------------------------------------------------------

      * For the period March 30, 2005 (commencement of operations) through November 30, 2005.

      The Advisor retains the right to use the name "Chinook" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Chinook" automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.


      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


      A discussion regarding the factors considered by the Board of Trustees in approving the Agreement is included in the Fund's annual or semi-annual report, as applicable.

About the Portfolio Managers

      Gregory Houser, Lantz Stringham and Grant Brown are responsible for the day-to-day management of the Fund (collectively referred to as the "Portfolio Managers"). As of November 30, 2005, the Portfolio Managers were responsible for the management of the following types of accounts:

- ----------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                           Accounts by Type              Total Assets By
Portfolio Manager   Total Accounts By          Total Assets By             Subject to a                  Account Type Subject
                    Type                       Account Type                Performance Fee               to a Performance Fee
- ----------------------------------------------------------------------------------------------------------------------------------
                    Investment Companies: 0    Investment Companies: $0    Investment Companies: None    Investment Companies: None

Gregory Houser      Pooled Investment          Pooled Investment           Pooled Investment             Pooled Investment Vehicles:
                    Vehicles: 0                Vehicles: $0                Vehicles: None                None

                    Other Accounts: 125       Other Accounts: $238M        Other Accounts: 0             Other Accounts: None

- ----------------------------------------------------------------------------------------------------------------------------------
                    Investment Companies: 0    Investment Companies: $0    Investment Companies: None    Investment Companies: None

Lantz Stringham     Pooled Investment          Pooled Investment           Pooled Investment             Pooled Investment Vehicles:
                    Vehicles: 0                Vehicles: $0                Vehicles: None                None

                    Other Accounts: 125        Other Accounts: $238M       Other Accounts: 0             Other Accounts: None

- ----------------------------------------------------------------------------------------------------------------------------------
                    Investment Companies: 0    Investment Companies: $0    Investment Companies: None    Investment Companies: None

Grant Brown         Pooled Investment          Pooled Investment           Pooled Investment             Pooled Investment Vehicles:
                    Vehicles: 0                Vehicles: $0                Vehicles: None                None

                    Other Accounts: 125        Other Accounts: $238M       Other Accounts: 0             Other Accounts: None
- ----------------------------------------------------------------------------------------------------------------------------------

      Each Portfolio Manager is compensated for his services by the Advisor. For the fiscal period ended November 30, 2005, each Portfolio Manager received a fixed salary from the Advisor.

      It is the Advisor's policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts' respective investment objectives and policies, and other needs and requirements affecting the accounts. The Portfolio Managers typically manage accounts with similar investment strategies and, therefore, the Advisor does not anticipate conflicts of interests as a result of differing investment strategies.

      Conflicts may arise as a result of a Portfolio Manager's dual role in managing the Fund and other client accounts with respect to his allocation of time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers' duties overlap. As a result of combining responsibilities such as research and stock selection, the Portfolio Managers have the ability to provide both the Fund and other clients with more thorough research and stock selection.

      To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In addition, the Advisor has adopted policies and procedures that are designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

      The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of November 30, 2005.

           -----------------------------------------------------------
                                                Dollar Range of Equity
           Portfolio Manager                    Securities in the Fund
           -----------------------------------------------------------
           Gregory Houser                                None
           -----------------------------------------------------------
           Lantz Stringham                               None
           -----------------------------------------------------------
           Grant Brown                            $10,001 to $50,000
           -----------------------------------------------------------


TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.


      The following table provides information regarding the Trustees who are not interested persons of the Trust (each an "Independent Trustee" and collectively, the "Independent Trustees").

- ----------------------------------------------------------------------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Trust,**     Principal Occupation During Past 5 Years
and Term of Position                                        and Other  Directorships
- ----------------------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel (1947)                                  Director, Vice President and Chief Investment Officer of Legacy Trust
                                                            Company, N.A. since 1992; Non-voting Chairman of Investment Committee of WH Donner Foundation and WH Donner Canadian Foundation since June
Independent Trustee, December 2002 to present               2005; Trustee of  AmeriPrime Advisors Trust from July 2002 to
                                                            November 2005; Trustee of Access Variable Insurance Trust from April
                                                            2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July
                                                            2005; Trustee of CCMI Funds from June 2003 to March 2005.
- ----------------------------------------------------------------------------------------------------------------------------------
Stephen A. Little (1946)                                    President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from
                                                            November 2002 to November 2005; Trustee of AmeriPrime Funds from
Chairman, December 2004 to present; Independent Trustee,    December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to
December 2002 to present                                    March 2005.
- ----------------------------------------------------------------------------------------------------------------------------------
Daniel J. Condon (1950)                                     President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November
Independent Trustee, December 2002 to present               2002 to November 2005; Trustee of The Unified Funds from 1994 to
                                                            2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                            Trustee of CCMI Funds from June 2003 to March 2005.
- ----------------------------------------------------------------------------------------------------------------------------------


*     The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
      46204.


**    The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.


      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

- ----------------------------------------------------------------------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Trust,**     Principal Occupation During Past 5 Years
Term of Position with Trust                                 and Other Directorships
- ----------------------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler (1952)***                              Chief Executive Officer, Director and Legal Counsel of The Webb
                                                            Companies, a national real estate company, since 2001, Executive Vice
                                                            President and Director from 1990 to 2000; Director of First State
Trustee, December 2002 to present                           Financial since 1998; Director, Vice President and Legal Counsel of
                                                            The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to November 2005; Trustee of AmeriPrime Funds from December 2002 to
                                                            July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
- ----------------------------------------------------------------------------------------------------------------------------------
Anthony J. Ghoston (1959)                                   President of Unified Fund Services, Inc., the Trust's administrator, since June 2005, Executive Vice President from June 2004 to June
                                                            2005, Senior Vice President from April 2003 to June 2004; Senior Vice
President, July 2004 to present                             President and Chief Information Officer of Unified Financial
                                                            Services, Inc., the parent company of the Trust's administrator and distributor, from 1997 to November 2004; President of AmeriPrime
                                                            Advisors Trust from July 2004 to November 2005; President of
                                                            AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.
- ----------------------------------------------------------------------------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                             Vice President of Unified Fund Services, Inc., the Trust's
                                                            administrator, since December 2003; Assistant Vice President of U.S.
                                                            Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer
Chief Financial Officer and Treasurer, July 2005 to         from 1998 to 2000; Chief Financial Officer and Treasurer of
present; Secretary, September 2004 to June 2005;            AmeriPrime Advisors Trust from July 2005 to November 2005; Secretary
Assistant Secretary, July 2005 to present                   of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March
                                                            2005; Principal Accounting Officer of Lindbergh Funds from February
                                                            2004 to February 2005.
- ----------------------------------------------------------------------------------------------------------------------------------
Lynn E. Wood (1946)                                         Chief Compliance Officer of AmeriPrime Advisors Trust from October
                                                            2004 to November 2005; Chief Compliance Officer of AmeriPrime Funds
                                                            from October 2004 to July 2005; Chief Compliance Officer of  CCMI
Chief Compliance Officer, October 2004 to present           Funds from October 2004 to March 2005; Chief Compliance Officer of
                                                            Unified Financial Securities, Inc., the Trust's distributor, from
                                                            1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004,
                                                            President from 1997 to 2000; Director of Compliance of Unified Fund
                                                            Services, Inc., the Trust's administrator, from October 2003 to
                                                            September 2004; Chief Compliance Officer of Unified Financial
                                                            Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
- ----------------------------------------------------------------------------------------------------------------------------------
Heather A. Barnes (1975)                                    Employed by Unified Fund Services, Inc., the Trust's administrator, since January 2004 and from December 1999 to January 2002; Regional
                                                            Administrative Assistant of The Standard Register Company from
Secretary, July 2005 to present                             February 2003 to January 2004; Full time student at Indiana
                                                            University from January 2002 to June 2002; Secretary of AmeriPrime
                                                            Advisors Trust from July 2005 to November 2005.
- ----------------------------------------------------------------------------------------------------------------------------------


* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.


**    The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

    -------------------------------------------------------------------------------------------------------
                                                                    Aggregate Dollar Range of Shares of All
          Trustee               Dollar Range of Fund Shares                 Funds Within the Trust*
    -------------------------------------------------------------------------------------------------------
    Gary E. Hippenstiel                     None                                     None
    -------------------------------------------------------------------------------------------------------
    Ronald Tritschler                       None                                     None
    -------------------------------------------------------------------------------------------------------
    Stephen Little                          None                                     None
    -------------------------------------------------------------------------------------------------------
    Daniel Condon                           None                                     None
    -------------------------------------------------------------------------------------------------------

*     The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis, assuming that there are 34 series in the Trust. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its pro rata share of expenses based on the number of series in the Trust. As a result, the amount paid by each series will increase or decrease as new series are added or removed from the Trust.

===================================================================================================================
                                          Aggregate           Pension or           Estimated              Total
                                        Compensation          Retirement        Annual Benefits        Compensation
       Independent Trustees             from the Fund          Benefits               Upon             from Trust*
                                                              Accrued As           Retirement
                                                             Part of Fund
                                                               Expenses
- -------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel, Trustee and           $1,324                 $0                   $0                $45,000
Chairman of the Audit Committee
- -------------------------------------------------------------------------------------------------------------------
Stephen A. Little, Chairman of the         $1,324                 $0                   $0                $45,000
Board
- -------------------------------------------------------------------------------------------------------------------
Daniel Condon, Trustee                     $1,030                 $0                   $0                $35,000
- -------------------------------------------------------------------------------------------------------------------

======================================================================================================================
   Non-Independent Trustees and           Aggregate           Pension or        Estimated Annual    Total Compensation
             Officers                   Compensation          Retirement         Benefits Upon         from Trust*
                                        from the Fund      Benefits Accrued        Retirement
                                                            As Part of Fund
                                                               Expenses
- ----------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler, Trustee              $1,030                 $0                   $0                $ 35,000
- ----------------------------------------------------------------------------------------------------------------------
Anthony Ghoston, President and CEO         $    0                 $0                   $0                $      0
======================================================================================================================
Freddie Jacobs, CFO and Treasurer          $    0                 $0                   $0                $      0
======================================================================================================================
Lynn Wood, Chief Compliance Officer        $4,265                 $0                   $0                $145,000
- ----------------------------------------------------------------------------------------------------------------------
Heather Barnes, Secretary                  $    0                 $0                   $0                $      0
======================================================================================================================

*     The Trust currently consists of 34 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. As of March 1, 2006, the following persons were considered to be either a control person or principal shareholder of the Fund:

        ------------------------------------------------------------------------
        Name and Address                     % Ownership       Type of Ownership

        ------------------------------------------------------------------------
        Charles Schwab & Co.                    98.86%            Beneficial
           101 Montgomery Street
           San Francisco, CA 94104
        ------------------------------------------------------------------------

      As of March 1, 2006, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

PORTFOLIO TURNOVER

      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is a measure of the Fund's portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's portfolio turnover rate for the fiscal period ended November 30, 2005 was 85.33%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.


      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Advisor may receive numerous research reports and news services that allow the Advisor's portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients' portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

      The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. For the fiscal period March 30, 2005 (commencement of operations) through November 30, 2005, the Advisor directed brokerage transaction worth $67,812 on the basis of research services, and paid commissions of $13,320 on such transactions.


      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.


      When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Advisor; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Advisor.

      For the fiscal period March 30, 2005 (commencement of operations) through November 30, 2005, the Fund paid $52,369 in brokerage commissions for the Fund's portfolio brokerage transactions.

      The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act, and the Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at (800) 440-6895. You may also obtain copies of the Trust's Code from documents filed with the SEC and available on the SEC's web site at www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS


      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings on its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.


PROXY VOTING POLICY

      The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Trust's policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions.


      The Advisor has engaged Institutional Shareholder Services (ISS) to provide independent, expert opinions on corporate governance and other proxy issues and to vote the Fund's proxies accordingly. ISS is not affiliated with the Advisor. The Advisor reviewed and approved the ISS Proxy Voting Guidelines to ensure that such Guidelines comply with the requirements of the 1940 Act, and that ISS has the capacity and competency to adequately analyze proxy issues and vote proxies in an impartial manner that is in the best interest of the Fund's shareholders. As a brief summary, the ISS Guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues, and outline the factors that the Advisor should consider in determining whether a proposal deserves support. For example, the ISS guidelines provide that the Advisor should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders. In uncontested director elections, the Guidelines direct the Advisor to consider factors, among others, such as the company's long-term performance compared to an index, and whether a majority of the directors would be independent from management. In most instances, the Advisor's Proxy Committee members will vote in accordance with the ISS Guidelines. However, the Advisor's proxy voting policy provides that, in the event a majority of the Proxy Committee members disagree with a particular ISS recommendation, the proxy voting decision will be made by the Advisor's Chief Investment Officer.

      The Advisor reviews the conflict policies and procedures of ISS on an ongoing basis to ensure that its proxy voting advice remains independent from products and services it offers to issuers.


      You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling (800) 440-6895 to request a copy from the Trust's Chief Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: UST Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.


DETERMINATION OF NET ASSET VALUE


      The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees.

      Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.


      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                Net Assets       = Net Asset Value Per Share
           ------------------
           Shares Outstanding

      An example of how the Fund calculated its net asset value per share as of the fiscal period ended November 30, 2005 is as follows:

           $15,961,702  =  $12.10
           -----------
            1,319,649

REDEMPTION IN-KIND


      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election under Rule 18f-1 by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


STATUS AND TAXATION OF THE FUND

      The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

o     Diversify its investments in securities within certain statutory limits;
      and

o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

      The Funds' net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of November 30, 2005, the Fund did not have any capital loss carryforwards.


      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES


      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent, administrator, fund accountant and dividend disbursing agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc.("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $2,000) for these transfer agency services.

      In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $2,291.67 per month for assets up to $50 million).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $3,125 per month).

      The following table provides information regarding fees paid by the Fund to Unified during the fiscal period March 30, 2005 (commencement of operations) through November 30, 2005 in connection with its transfer agency, fund accounting and administrative services to the Fund.

          ----------------------------------------------------------------------
          Fees Paid for           Fees Paid for               Fees Paid for
          Transfer Agent    Fund Accounting Services     Administrative Services
             Services
          ----------------------------------------------------------------------
              $12,121                $13,548                     $20,323
          ----------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2006. Cohen McCurdy will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR


      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. A Trustee and certain officers of the Trust are shareholders of UFS, the parent of the Distributor, and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.


DISTRIBUTION PLAN


      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 13, 2004 called for the purpose of, among other things, voting on such Plan.

      The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the "Recipient") a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund's shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts ("12b-1 Expenses"). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan has not yet been activated and, therefore, no fees were paid by the Fund to either the Advisor or any Recipient for the Fund's initial fiscal period ended November 30, 2005.


FINANCIAL STATEMENTS


      The financial statements and independent registered public accountants' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to shareholders for the period ended November 30, 2005. The Fund will provide the Annual Report without charge upon written request or request by telephone.

                           Marco Targeted Return Fund

                                   PROSPECTUS


                                 March 31, 2006


INVESTMENT OBJECTIVE:
Total Return

300 Atlanta Financial Center
3343 Peachtree Road, NE
Atlanta, GA 30326
800-440-9341







      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                         PAGE

RISK/RETURN SUMMARY.........................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND..................................6

HOW TO BUY SHARES...........................................................7

HOW TO REDEEM SHARES........................................................9

DETERMINATION OF NET ASSET VALUE...........................................11

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................12


MANAGEMENT OF THE FUND.....................................................14

FINANCIAL HIGHLIGHTS.......................................................16

PRIVACY POLICY.............................................................17


FOR MORE INFORMATION...............................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

      The investment objective of the Marco Targeted Return Fund (the "Fund") is total return.

Principal Strategies



      The Fund seeks to achieve its objective by investing primarily in a portfolio of U.S. common stocks, and by selling covered call options on stocks held in the Fund's portfolio in an attempt to target a consistent rate of return, even when the stock market is flat or falling. In selecting stocks for the Fund's portfolio, the advisor typically seeks to identify U.S. common stocks listed on major exchanges with consistent or accelerated earnings trends, strong or improving industry position, proven management, positive cash flow and reasonable valuations. The advisor also evaluates the current option premium for each stock. The Fund seeks to provide total return, which consists of income from dividends on the common stocks held in its portfolio and premiums from selling covered call options, and capital appreciation of the Fund's common stocks.

      The principal strategy of the Fund's advisor is to create a broadly diversified portfolio of common stocks and, to reduce the volatility of the Fund's portfolio, by selling covered call options. The advisor's option strategy is commonly referred to as "hedging." The Fund has no maximum or minimum level that will be hedged, but generally anticipates being fully hedged. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option. If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. The option is "covered" because the Fund owns the stock at the time it sells the option. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund. The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options will also limit the Fund's gain on the underlying securities.

      The advisor believes that in a flat or falling market, a covered call strategy on a broadly diversified portfolio will generally outperform the same portfolio without the options because of the premiums received from writing call options. The advisor believes that in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying securities over their exercise prices) such a portfolio will also generally outperform the same portfolio without the options. In a rapidly rising market (where the aggregate appreciation of the underlying securities over their exercise prices exceeds the income from premiums), a covered call strategy on a broadly diversified portfolio will underperform the same portfolio without the options. The advisor will engage in active trading of the Fund's portfolio securities as a result of its option strategy, the effects of which are described below under "Turnover Risk."

      The advisor generally selects stocks of large cap companies (those with market capitalizations over $3 billion), although small to medium-cap companies will not be excluded because of size if they present outstanding opportunities for growth. The Fund also may invest in American Depository Receipts ("ADRs"), which are U.S. dollar-denominated certificates issued by a U.S. bank that evidence ownership of shares of foreign companies. ADRs are alternatives to the direct purchase of the underlying foreign stock. The Fund also may invest in exchange-traded funds ("ETFs"). When selecting ETFs for the Fund's portfolio, the advisor analyzes each underlying fund's investment strategy, its performance history, volatility, comparative index and risk data, and expense ratio.

            The Fund may sell a security when the advisor believes the company no longer represents a good investment, when better investment opportunities are present or when, in the opinion of the advisor, the security has reached its optimal value such that option writing is unlikely to yield additional returns. The Fund's obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value.


Principal Risks of Investing in the Fund


      o Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

      o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.

      o Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

      o Management Risk. The advisor's investment approach may fail to produce the intended results. If the advisor's option writing program does not produce the intended results, the Fund's overall performance may suffer.

      o Volatility Risk. Common stocks tend to be more volatile than other investment choices and the Fund's option writing strategy cannot eliminate stock volatility. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares. The Fund's option writing strategy cannot prevent losses on the stocks in its portfolio.


      o ETF Risk. When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, ETFs are also subject to the following risks: (i) the market price of an ETF's shares may trade above or below its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF's returns from that of the index.

      o Turnover Risk. The Fund is actively managed and its portfolio turnover rate may be extremely high. By permitting the Fund's underlying securities to be called away or exercised, higher portfolio turnover (and increased transaction costs) will result. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

      o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for you?

      The Fund may be suitable for:

      o     Long-term investors seeking income and capital appreciation.
      o     Investors seeking a targeted return.
      o     Investors who can tolerate the risks associated with option writing.

General

      The investment objective of the Fund may be changed without shareholder approval upon 60 days prior written notice to shareholders.

      From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities, ETFs, money market instruments, securities of other investment companies, including money market funds, or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

How has the Fund performed in the past?

      The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund's returns and the table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

                                  [BAR CHART]

                 Year-by-Year Total Return as of December 31st

                                      2005

                                     6.06%



      During the period shown, the highest return for a quarter was 2.70% (quarter ended June 30, 2005); and the lowest return was -0.50% (quarter ended March 31, 2005).

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2005)

                                                                 1 Year            Since Inception
                                                                 ------               (12/22/04)
                                                                                      ----------

The Fund
     Return Before Taxes                                         6.06%                  6.41%
     Return After Taxes on Distributions(1)                      5.02%                  5.39%
     Return After Taxes on Distributions and                     3.94%                  4.87%
     Sale of Fund Shares(1)

Indices (reflects no deductions for fees, expenses, or
taxes)
       S&P 500(2)                                                4.92%                  5.12%

      CBOE S&P 500 BuyWrite (BXM) Index(2)                       4.25%                  4.38%

      Lehman Aggregate Bond Index(2), (3)                        2.43%                  2.40%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The BXM is a passive total return benchmark designed to track a hypothetical buy-write strategy on the S&P 500 Index. The BXM is based on selling the near-term, near-the-money S&P 500 Index call option against the S&P 500 stock index portfolio each month. The SPX call that is sold (or written) will have approximately one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The Lehman Aggregate Bond Index is a benchmark made up of the a number of Lehman Brothers indices that include securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. These indices are representative of a broader market and range of securities than is found in the Fund's portfolio.

(3) Although investing primarily in equities and options, the Fund is marketed to, among others, income-oriented investors, and the Lehman Aggregate Bond Index is included as a benchmark for such investors' purposes.


                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ..........................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Redemption Fee(1).........................................................1.00%
Exchange Fee...............................................................NONE


Annual Fund Operating Expenses (expenses that are deducted from
  Fund assets)
Management Fees...........................................................1.00%
Distribution (12b-1) Fees..................................................NONE
Other Expenses............................................................4.07%
Total Annual Fund Operating Expenses (Before Waiver) .....................5.07%
Fee Waiver (2)............................................................3.57%
Net Expenses..............................................................1.50%

(1) The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund's costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. A wire transfer fee (currently $15) is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change.

(2) The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% of the Fund's average daily net assets for the fiscal year ending November 30, 2006.

Example:
- --------

Based on the costs above, this example helps you compare the expenses of the Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year          3 Years        5 Years       10 Years
             $153            $1,201         $2,249        $4,860


                                HOW TO BUY SHARES

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.


      The minimum initial investment in the Fund is $5,000 for individual accounts and $3,000 for individual retirement accounts (IRAs). The advisor may, in its sole discretion, waive these minimums for and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions other than for short-term redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.


Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

      o a completed and signed investment application form (which accompanies this Prospectus); and
      o     a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:


U.S. Mail:  Marco Targeted Return Fund      Overnight: Marco Targeted Return Fund
            c/o Unified Fund Services, Inc.            c/o Unified Fund Services, Inc.
            P.O. Box 6110                              431 North Pennsylvania Street
            Indianapolis, Indiana 46206-6110           Indianapolis, Indiana 46204


      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-440-9341 to obtain instructions on how to set up your account and to obtain an account number.

      You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name
      -the name of your account(s)
      -your account number(s)
      -a check made payable to Marco Targeted Return Fund

Checks should be sent to the Fund at the address listed under the heading "Initial Purchase - By Mail" in this prospectus. To send a bank wire, call Shareholder Services at 800-440-9341 to obtain instructions on how to set up your account and to obtain an account number.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

      The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

      The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:


U.S. Mail:  Marco Targeted Return Fund      Overnight:  Marco Targeted Return Fund
            c/o Unified Fund Services, Inc.             c/o Unified Fund Services, Inc.
            P.O. Box 6110                               431 North Pennsylvania Street
            Indianapolis, Indiana 46206-6110            Indianapolis, Indiana 46204

      Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 800-440-9341 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at 800-440-9341. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.


      Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at 800-440-9341. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a gain or capital loss which may have tax consequences about which you should consult your tax adviser.


      Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed against gross investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a "first-in, first-out" method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

      If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket ("Financial Intermediary"), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. "Omnibus accounts" that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the advisor, due to changes in an investor's circumstances, such as death. No exceptions will be granted to persons believed to be "market-timers."

      While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders is aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

                        DETERMINATION OF NET ASSET VALUE


      The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

      Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the advisor's opinion, the last bid price does not accurately reflect the current value of the security. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. If market prices are not available or do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Board of Trustees. When pricing securities using the fair value guidelines adopted by the Board of Trustees, the advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. Fair values assigned to securities in the Fund's portfolio will be adjusted, to the extent necessary, as soon as market prices become available. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

      Taxes. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by the Fund on an annual basis.

      The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

      Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

      You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts


      The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").


Type of Transaction                        Tax Status
- -------------------                        ----------
Qualified dividend income                  Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions  Ordinary income rate

Net long-term capital gain distributions   Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned              Gains taxed at generally maximum 15%
more than one year                         on non-corporate taxpayers*

Sales of shares
(including redemptions) owned              Gains are taxed at the same rate as ordinary income;
for one year or less                       losses are subject to special rules

                                           * For gains realized between May 6, 2003 and
                                             December 31, 2008.

      Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

      If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

      If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


                             MANAGEMENT OF THE FUND


      Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, serves as investment advisor to the Fund. Steven Marco founded the advisor in 1998 to provide equity and fixed income portfolio management to a select group of private and institutional clients. As of January 31, 2006, the advisor managed over $785 million in assets. The advisor is 100% employee-owned.

      For its advisory services, the advisor is paid a fee at the annual rate of 1.00% of the Fund's average daily net assets. The advisor contractually has agreed to waive its fee and reimburse Fund expenses so that the Fund's total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% of the Fund's average daily net assets for the fiscal year ending November 30, 2006. For the fiscal year ended November 30, 2005, the advisor received an annual fee from the Fund equal to 0%, after waiving the entire amount of advisory fees due from the Fund, as a result of the contractual fee waiver/expense reimbursement agreement with the Fund.


      The advisor (not the Fund) may pay certain financial institutions a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

      A discussion of the factors that the Board of Trustees considered in approving the Fund's management agreement is included in the Fund's annual or semi-annual report, as applicable.

      Portfolio Managers: The advisor's investment committee is responsible for making investment decisions for the Fund. Steven Marco, Kenneth M. Ezell and Steven W. Fisher serve on the investment committee.

            Mr. Steven Marco, Chartered Financial Analyst, has the day-to-day responsibility for managing the Fund's portfolio and ultimate decision-making authority in selecting portfolio securities. Mr. Marco is the managing member of the advisor and guides the growth, development, and overall investment philosophy of the advisor. Prior to founding the advisor in 1998, Mr. Marco served as a portfolio manager for Bank of America from 1992 to 1998, where he managed portfolios for high net-worth individuals and institutional clients and advised clients on the use of derivative contracts to hedge risk for concentrated equity positions in taxable accounts. Mr. Marco graduated from Emory University with a BA in Economics and Political Science in 1990 and he received an MBA from Emory University in 1994.

            Mr. Kenneth M. Ezell, Chartered Financial Analyst, serves on the investment committee and makes recommendations with respect to the Fund's investments. Mr. Ezell is an executive vice president of the advisor responsible for managing traditional equity and balanced accounts, and he is responsible for managing the advisor's small-cap equity strategy. Mr. Ezell has over 20 years of investment management experience. From 1995 to 2000, Mr. Ezell was a portfolio manager with NewCrest Advisors, a Mitchell Hutchins Asset Management Co. subsidiary that was acquired by the advisor in 2000. Prior to joining NewCrest, Mr. Ezell served for ten years as a senior portfolio manager at NationsBank Investment Management managing portfolios for both high net-worth individuals and institutional clients. Mr. Ezell is a graduate, with honors, of Millsaps College where he received an undergraduate and a master's degree, each in Business Administration, in 1981 and 1984, respectively.

            Mr. Steven W. Fisher, Chartered Financial Analyst, also serves on the investment committee and makes recommendations with respect to the Fund's investments. Mr. Fisher is an executive vice president of the advisor and the senior portfolio manager responsible for the advisor's fixed income strategy. Mr. Fisher has over 30 years experience in the investment management industry. He began his career as a stock analyst and portfolio manager in 1971 with Lincoln National Bank in Indiana. Mr. Fisher joined NewCrest in 1982 (then called MH Edie Investment Counsel) and served in various positions, including as Managing Director and President. Mr. Fisher received a BS degree from Purdue University in 1967 and an MSBA degree from Indiana University in 1976.

      The Fund's Statement of Additional Information provides the following additional information about each portfolio manager of the Fund: (i) the compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager's ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS


      The following table is intended to help you better understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period December 22, 2004 (commencement of Fund operations) through November 30, 2005 was audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the Annual Report to Shareholders, available upon request without charge.

(For a share outstanding during the period)

                                                         Period ended
                                                       November 30, 2005 (a)
                                                       -----------------

Selected Per Share Data

Net asset value, beginning of period                     $      10.00
                                                         ------------
Income from investment operations
  Net investment income                                          0.01
  Net realized and unrealized gain (loss)                        0.55
                                                         ------------
Total from investment operations                                 0.56
                                                         ------------
Net asset value, end of period                           $      10.56
                                                         ============

Total Return (b)                                                 5.60% (c)

Ratios and Supplemental Data
Net assets, end of period (000)                          $      7,822
Ratio of expenses to average net assets                          1.50% (d)
Ratio of expenses to average net assets before
   waiver & reimbursement                                        5.07% (d)
Ratio of net investment income to average net
   assets                                                        0.13% (d)
Ratio of net investment income to average net
   assets before waiver & reimbursement                         (3.45%)(d)
Portfolio turnover rate                                        281.74%

(a) For the period December 22, 2004 (commencement of operations) to November 30, 2005.
(b) Total return in the above table represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)   Not annualized
(d)   Annualized.

                                 PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

      o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

      o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator, transfer agent, legal counsel and independent accountants) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

      You can find additional information about the Fund in the following documents:

            Annual and Semi Annual Reports: While the Prospectus describes the Fund's potential investments, the Annual and Semi Annual Reports detail the Fund's actual investments as of their report dates. The reports may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.


            Statement of Additional Information ("SAI"): The Statement of Additional Information supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund's policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.


            You can get free copies of the current SAI and, when available, the Fund's Annual and Semi Annual Reports, by contacting Shareholder Services at 800-440-9341. You may also request other information about the Fund and make shareholder inquiries. As of the date of this prospectus, the Fund does not have an Internet website and, therefore, the Fund's SAI, annual and semi-annual reports are not made available at an Internet site.

            You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0109.

                           MARCO TARGETED RETURN FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Marco Targeted Return Fund (the "Fund") dated March 31, 2006. A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 440-9341.


                                TABLE OF CONTENTS

                                                                            PAGE


DESCRIPTION OF THE TRUST AND FUND..............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........3

INVESTMENT LIMITATIONS.........................................................5

INVESTMENT ADVISOR.............................................................7

TRUSTEES AND OFFICERS.........................................................10

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................13

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................13

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................15

DETERMINATION OF NET ASSET VALUE..............................................16

REDEMPTION IN-KIND............................................................17

STATUS AND TAXATION OF THE FUND...............................................17

CUSTODIAN.....................................................................19

FUND SERVICES.................................................................19

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................20

DISTRIBUTOR...................................................................20

PROXY VOTING POLICY...........................................................20

FINANCIAL STATEMENTS..........................................................21

DESCRIPTION OF THE TRUST AND FUND


      Marco Targeted Return Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on December 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on December 22, 2004. The investment advisor to the Fund is Marco Investment Management, LLC (the "Advisor").


      Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable for further calls or to assessment by the Trust without his or her express consent.


      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.


      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

      The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

      Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities - The Fund will invest primarily in the common stocks of large capitalization companies, although the Fund may also invest in other forms of equity securities including preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depository Receipts ("ADRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

            Common stocks represent an equity (ownership) interest in a corporation. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds.

            Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

      B. Options - The Fund may sell covered call options on equity securities held in the Fund's portfolio in an attempt to target a particular rate of return. The Fund will not write options on securities that it does not hold in its portfolio. The advisor may use the sale of call options as additional tools for participating in upward price movements or hedging against downward movements.

            The Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," that is, the Fund owns the underlying security. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When used for hedging purposes, an imperfect correlation between the price movements of the price set by the option and that of the underlying security sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. Specific market movements can not be predicted with certainty. The Fund's obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value.


      C. American Depository Receipts - American Depository Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. ADRs are certificates evidencing ownership of shares of the foreign-based issuer held in trust by the bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs are subject to the same risks as the foreign securities to which they relate. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.


      D. Convertible Securities - A convertible security may be preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the dividend generally paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, including (a) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (b) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

      E. Exchange-Traded Funds - The Fund may invest in the securities of other investment companies, primarily exchange-traded funds ("ETFs") (also called underlying funds). When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

            Popular ETFs include iShares, SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depository Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.


INVESTMENT LIMITATIONS

      A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

            1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

            2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

            3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

            4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

            5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

            6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or
(c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

            7. Concentration. The Fund will not invest more than 25% of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

            8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

            1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

            2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

            3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

            4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or this SAI.

            5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or this SAI.

            6. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

            7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

      The Fund's Advisor is Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, GA 30326. The investment decisions for the Fund are made by portfolio managers Steven S. Marco, Kenneth
M. Ezell and Steven W. Fisher. The Advisor is 100% employee-owned.

      Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund's total annual operating expenses, excluding any brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.50% of its average daily net assets for the fiscal year ending November 30, 2006.



      The following table describes the advisory fees paid to the Advisor by the Fund during the last fiscal period:

    -------------------------------------------------------------------------------------------------------------
              Fiscal Year Ended             Advisory Fees             Total Fees         Net Advisory Fees Paid
                                               Accrued            Reimbursed and/or
                                                                        Waived
    -------------------------------------------------------------------------------------------------------------
             November 30, 2005*                $35,439                 $127,270                    $0
    -------------------------------------------------------------------------------------------------------------

      * For the period December 22, 2004 (commencement of operations) through November 30, 2005


      The Advisor retains the right to use the name "Marco" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Marco" automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


      A discussion regarding the factors considered by the Board of Trustees in approving the Agreement is included in the Fund's annual or semi-annual report, as applicable.


Portfolio Managers

      The Advisor's investment committee is responsible for making investment decisions for the Fund. Steven Marco, Kenneth M. Ezell and Steven W. Fisher serve on the investment committee (each a "Portfolio Manager"). As of November 30, 2005, the Portfolio Managers were responsible for managing the following types of other accounts in addition to the Fund:


- ------------------------ ------------------------- ---------------------- ----------------------- -----------------------
                                                                          Number of Accounts by   Total Assets By
Portfolio Manager        Number of Accounts by     Total Assets By        Type Subject to a       Account Type Subject
                         Account Type              Account Type           Performance Fee         to a Performance Fee
- ------------------------ ------------------------- ---------------------- ----------------------- -----------------------
Steven Marco             Registered Investment     Registered             Registered Investment   Registered Investment
                         Companies:  0             Investment             Companies:  N/A         Companies:  N/A
                                                   Companies:  $0
                         Pooled Investment                                Pooled Investment       Pooled Investment
                         Vehicles:  0              Pooled Investment      Vehicles:  0            Vehicles:  0
                                                   Vehicles:  0
                         Other Accounts:  50                              Other Accounts:  __     Other Accounts: __
                                                   Other Accounts: 445
                                                   million
- ------------------------ ------------------------- ---------------------- ----------------------- -----------------------
                         Registered Investment     Registered             Registered Investment   Registered Investment
                         Companies:  0             Investment             Companies:  N/A         Companies:  N/A
                                                   Companies:  $0
                         Pooled Investment                                Pooled Investment       Pooled Investment
                         Vehicles:  0              Pooled Investment      Vehicles:  N/A          Vehicles:  N/A
Steven W. Fisher                                   Vehicles:  N/A
                         Other Accounts:  25                              Other Accounts: 0       Other Accounts: N/A
                                                   Other Accounts: $88
                                                   million
- ------------------------ ------------------------- ---------------------- ----------------------- -----------------------
                         Registered Investment     Registered             Registered Investment   Registered Investment
                         Companies:  0             Investment             Companies:  N/A         Companies:  N/A
                                                   Companies:  $0
                         Pooled Investment                                Pooled Investment       Pooled Investment
Kenneth Ezell            Vehicles:  0              Pooled Investment      Vehicles:  0            Vehicles:  0
                                                   Vehicles:  0
                         Other Accounts:  40                              Other Accounts:  0      Other Accounts:  N/A
                                                   Other Accounts: $265
                                                   million
- ------------------------ ------------------------- ---------------------- ----------------------- -----------------------

      Each Portfolio Manager is compensated by the Advisor. For the fiscal period ended November 30, 2005, each Portfolio Manager's compensation received a base salary. In addition Mr. Fisher and Ezell received a discretionary bonus determined by Advisor's principal based on their overall contribution to firm success. As Advisor's principal, Mr. Marco receives a share of Advisor's net annual profits.

      As described above, each Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Fund, such as in cases where the Advisor receives higher fees from the other accounts than the management fee received from the Fund.

      There may be circumstances under which a Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets that the Portfolio Manager commits to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

      It is the Advisor's policy that investment decisions for all accounts managed by a Portfolio Manager shall be made based on a consideration of the Fund's or the clients' respective investment objectives and policies, and other needs and requirements affecting the accounts and, that investment transactions and opportunities be allocated fairly among the Fund and other client accounts.


      As of November 30, 2005, the Portfolio Managers' ownership of the Fund was as follows:


      ---------------------------------------------------------------------
      Portfolio Manager                       Dollar Range of Fund Shares
      ---------------------------------------------------------------------
      Steven Marco                            $100,001 to $500,000
      ---------------------------------------------------------------------
      Ken Ezell                               $0 to $10,000
      ---------------------------------------------------------------------
      Steven Fisher                           $10,001 to $50,000
      ---------------------------------------------------------------------

TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

      The following table provides information regarding the Trustees who are not interested persons of the Trust (each an "Independent Trustee" and collectively, the "Independent Trustees").


- ----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with        Principal Occupation During Past 5 Years
Trust,** and Term of Position                         and Other  Directorships
- ----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992; Non-voting Chairman of
Independent Trustee, December 2002 to present         Investment Committee of WH Donner Foundation and WH Donner
                                                      Canadian Foundation since June 2005; Trustee of  AmeriPrime
                                                      Advisors Trust from July 2002 to November 2005; Trustee of
                                                      Access Variable Insurance Trust from April 2003 to August
                                                      2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                      Trustee of CCMI Funds from June 2003 to March 2005.
- ----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder of The Rose, Inc., a registered
                                                      investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present; Independent       Advisors Trust from November 2002 to November 2005; Trustee of
Trustee, December 2002 to present                     AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                      CCMI Funds from June 2003 to March 2005.
- ----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President of International Crankshaft Inc., an automotive
                                                      equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present         and General Manager from 1990 to 2003; Trustee of AmeriPrime
                                                      Advisors Trust from November 2002 to November 2005; Trustee of
                                                      The Unified Funds from 1994 to 2002; Trustee of Firstar Select
                                                      Funds, a REIT mutual fund, from 1997 to 2000; Trustee of
                                                      AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                      CCMI Funds from June 2003 to March 2005.
- ----------------------------------------------------- ----------------------------------------------------------------

*     The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
      46204.
**    The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

- ----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with        Principal Occupation During Past 5 Years
Trust,** Term of Position with Trust                  and Other Directorships
- ----------------------------------------------------- ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                        Chief Executive Officer, Director and Legal Counsel of The
                                                      Webb Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                     Executive Vice President and Director from 1990 to 2000;
                                                      Director of First State Financial since 1998; Director, Vice
                                                      President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                      AmeriPrime Advisors Trust from November 2002 to November 2005;
                                                      Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                      Trustee of CCMI Funds from June 2003 to March 2005.
- ----------------------------------------------------- ----------------------------------------------------------------
Anthony J. Ghoston (1959)                             President of Unified Fund Services, Inc., the Trust's
                                                      administrator, since June 2005, Executive Vice President from
President, July 2004 to present                       June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information
                                                      Officer of Unified Financial Services, Inc., the parent
                                                      company of the Trust's administrator and distributor, from
                                                      1997 to November 2004; President of AmeriPrime Advisors Trust
                                                      from July 2004 to November 2005; President of AmeriPrime Funds
                                                      from July 2004 to July 2005; President of CCMI Funds from July
                                                      2004 to March 2005.
- ----------------------------------------------------- ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                       Vice President of Unified Fund Services, Inc., the Trust's
                                                      administrator, since December 2003; Assistant Vice President
Chief Financial Officer and Treasurer, July 2005 to   of U.S. Bancorp Fund Services LLC from 2000 to December 2003,
present; Secretary, September 2004 to June 2005;      Trust Officer from 1998 to 2000; Chief Financial Officer and
Assistant Secretary, July 2005 to present             Treasurer of AmeriPrime Advisors Trust from July 2005 to
                                                      November 2005; Secretary of AmeriPrime Funds and AmeriPrime
                                                      Advisors Trust from September 2004 to June 2005; Secretary of
                                                      CCMI Funds from September 2004 to March 2005; Principal
                                                      Accounting Officer of Lindbergh Funds from February 2004 to
                                                      February 2005.
- ----------------------------------------------------- ----------------------------------------------------------------
Lynn E. Wood (1946)                                   Chief Compliance Officer of AmeriPrime Advisors Trust from
                                                      October 2004 to November 2005; Chief Compliance Officer of
Chief Compliance Officer, October 2004 to present     AmeriPrime Funds from October 2004 to July 2005; Chief
                                                      Compliance Officer of  CCMI Funds from October 2004 to March
                                                      2005; Chief Compliance Officer of Unified Financial
                                                      Securities, Inc., the Trust's distributor, from 1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004,
                                                      President from 1997 to 2000; Director of Compliance of Unified
                                                      Fund Services, Inc., the Trust's administrator, from October
                                                      2003 to September 2004; Chief Compliance Officer of Unified
                                                      Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
- ----------------------------------------------------- ----------------------------------------------------------------
Heather A. Barnes (1975)                              Employed by Unified Fund Services, Inc., the Trust's
Secretary, July 2005 to present                       administrator, since January 2004 and from December 1999 to
                                                      January 2002; Regional Administrative Assistant of The
                                                      Standard Register Company from February 2003 to January 2004;
                                                      Full time student at Indiana University from January 2002 to
                                                      June 2002; Secretary of AmeriPrime Advisors Trust from July
                                                      2005 to November 2005.
- ----------------------------------------------------- ----------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.
**    The Trust currently consists of 34 series.
*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.


      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.


- -------------------------------------- ------------------------------------- ---------------------------------------------
                                                                               Aggregate Dollar Range of Shares of All
               Trustee                     Dollar Range of Fund Shares                 Funds Within the Trust*
- -------------------------------------- ------------------------------------- ---------------------------------------------
Gary E. Hippenstiel                                    None                                      None
- -------------------------------------- ------------------------------------- ---------------------------------------------
Ronald Tritschler                                      None                                      None
- -------------------------------------- ------------------------------------- ---------------------------------------------
Stephen Little                                         None                                      None
- -------------------------------------- ------------------------------------- ---------------------------------------------
Daniel Condon                                          None                                      None
- -------------------------------------- ------------------------------------- ---------------------------------------------

*     The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its expenses at the same rate.


==================================== ==================== ==================== =================== =====================
                                          Aggregate           Pension or        Estimated Annual    Total Compensation
                                        Compensation          Retirement         Benefits Upon         from Trust*
       Independent Trustees             from the Fund      Benefits Accrued        Retirement
                                                            As Part of Fund
                                                               Expenses
- ------------------------------------ -------------------- -------------------- ------------------- ---------------------
Gary E. Hippenstiel, Trustee and           $ 1,324                $0                   $0                $45,000
Chairman of the Audit Committee
- ------------------------------------ -------------------- -------------------- ------------------- ---------------------
Stephen A. Little, Chairman of the         $1,324                 $0                   $0                $45,000
Board
- ------------------------------------ -------------------- -------------------- ------------------- ---------------------
Daniel Condon, Trustee                     $1,029                 $0                   $0                $35,000
==================================== ==================== ==================== =================== =====================
   Non-Independent Trustees and           Aggregate           Pension or        Estimated Annual    Total Compensation
             Officers                   Compensation          Retirement         Benefits Upon         from Trust*
                                        from the Fund      Benefits Accrued        Retirement
                                                            As Part of Fund
                                                               Expenses
- ------------------------------------ -------------------- -------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee              $1,029                 $0                   $0                $35,000
- ------------------------------------ -------------------- -------------------- ------------------- ---------------------
Anthony Ghoston, President and CEO           $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================
Freddie Jacobs, CFO and Treasurer            $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================
Lynn Wood, Chief Compliance Officer        $4,265                 $0                   $0                $145,000
- ------------------------------------ -------------------- -------------------- ------------------- ---------------------
Heather Barnes, Secretary                    $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================

*     The Trust currently consists of 34 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. As of March 1, 2006, the following persons were deemed to be control persons or principal shareholders of the Fund:

- ----------------------------------------------- ---------------------------- ---------------------------
Name and Address                                % Ownership                  Type of Ownership
- ----------------------------------------------- ---------------------------- ---------------------------
   Northern Trust Company                       50.17%                       Beneficial
         P.O. Box 92956
         Chicago, IL 60675
- ----------------------------------------------- ---------------------------- ---------------------------
    Charles Schwab & Co.                        41.10%                       Beneficial
         101 Montgomery Street
         San Francisco, CA 94104
- ----------------------------------------------- ---------------------------- ---------------------------


      As of March 1, 2006, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of the Fund.

PORTFOLIO TURNOVER


      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is a measure of the Fund's portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's portfolio turnover rate for the fiscal period December 22, 2004 (commencement of investment operations) through November 30, 2005 was 281.74%.


PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Advisor may receive numerous research reports and news services that allow the Advisor's portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients' portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.


      The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.


      For the period December 22, 2004 (commencement of investment operations) through November 30, 2005, the Advisor directed no Fund brokerage transactions to brokers on the basis of research services provided by any such broker to the Fund.


      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.


      The following table describes the brokerage commissions paid by the Fund for the last fiscal period:

              =============================================
                          Fiscal Period* Ended
                           November 30, 2005
              ---------------------------------------------
                                $52,369
              =============================================


               *For the period December 22, 2004 through November 30, 2005

      The Trust, the Advisor and the Distributor each have adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling the Fund Shareholder Services at (800) 440-9341. You may also obtain copies of the Trust's Code from documents filed with the SEC and available on the SEC's web site at www.sec.gov.


DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).


      The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month.

      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which such party intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of such party, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.


DETERMINATION OF NET ASSET VALUE

      The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday).


      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.


      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                  Net Assets
                  ------------------    =  Net Asset Value Per Share
                  Shares Outstanding


      An example of how the Fund calculated its net asset value per share as of the last business day of the fiscal period ended November 30, 2005 is as follows:

         $      7,822,090
          -------------------------    =   $10.56
                  740,434


REDEMPTION IN-KIND

      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of each of its series, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND


      The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.


      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

o     Diversify its investments in securities within certain statutory limits;
      and

o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").


      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of November 30, 2005, the Fund had no unused capital loss carryforwards available for federal tax purposes.


      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.


      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES


      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent, administrator, fund accountant and dividend disbursing agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

      In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

      The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during the last fiscal period.

- ----------------------------- --------------------- -------------------------- ----------------------------
Fiscal Year Ended             Fees Paid for         Fees Paid for Accounting   Fees Paid for
                              Transfer Agent        Services                   Administrative Services
                              Services
- ----------------------------- --------------------- -------------------------- ----------------------------
November 30, 2005*            $11,335               $15,105                    $28,710
- ----------------------------- --------------------- -------------------------- ----------------------------

* For the period December 22, 2004 (commencement of operations) through November 30, 2005


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending November 30, 2006. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR


      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the Distributor, and may be to be deemed affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.


PROXY VOTING POLICY


      The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Trust's policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions. The Advisor's policy provides that generally the Advisor will vote: (1) for routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and proposals that increase or strengthen shareholder rights; and (2) against proposals that the Advisor believes will negatively impact shareholder values or rights. For non-routine proposals, the Advisor's policy provides that it shall conduct a more detailed study of each such proposal and the issues implicated to determine whether such proposal is in the best interest of the Fund and its shareholders.

      You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling Shareholder Services at (800) 440-9341 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above, or from the SEC's web site.

FINANCIAL STATEMENTS


      The financial statements and independent registered public accountants' report required to be included in this SAI are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the fiscal period December 22, 2004 (commencement of investment operations) through November 30, 2005. The Fund will provide the Annual Report without charge upon written request or request by telephone.